UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EMERGENCY MEDICAL SERVICES CORPORATION
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EMERGENCY MEDICAL SERVICES CORPORATION

April 16, 2007

Dear Stockholder:

On behalf of the Board of Directors, management and employees of Emergency Medical Services Corporation, it is my pleasure to invite you to attend our 2007 Annual Meeting of Stockholders to be held on Tuesday, May 15, 2007, at 10:00 a.m., Mountain Daylight Time, at The Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado 80112.

At the annual meeting you will be asked to:

(1)   elect three directors to our Board of Directors,

(2)   consider and vote upon a proposal to approve the Non-Employee Director Compensation Program,

(3)   consider and vote upon a proposal to approve the Long-Term Incentive Plan,

(4)   consider and vote upon a proposal to approve the 2007 Employee Stock Purchase Plan,

(5)   ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2007, and

(6)   consider any other business properly presented at the meeting.

Returning the enclosed proxy card as soon as possible will assure your representation at the annual meeting, whether or not you plan to attend. Please make sure to read the enclosed information carefully before completing and returning your proxy card. Your vote is important. If you plan to attend the meeting, you will need to bring a form of identification to the meeting. In any event, you may, of course, withdraw your proxy should you wish to vote in person.

Sincerely,

William A. Sanger

Chairman and Chief Executive Officer

EMERGENCY MEDICAL SERVICES CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, MAY 15, 2007

We will hold the 2007 Annual Meeting of Stockholders of Emergency Medical Services Corporation, a Delaware corporation (the “Company”), on Tuesday, May 15, 2007, at 10:00 a.m., Mountain Daylight Time. The meeting will take place at The Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado 80112. The purposes of the meeting are to:

(1)   Elect three Class II directors whose terms expire at this Annual Meeting, to hold office for a three-year term;

(2)   Consider and vote upon a proposal to approve the Non-Employee Director Compensation Program;

(3)   Consider and vote upon a proposal to approve the Long-Term Incentive Plan;

(4)   Consider and vote upon a proposal to approve the 2007 Employee Stock Purchase Plan;

(5)   Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

(6)   Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 2, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 2, 2007 will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the meeting will be available for inspection at the Annual Meeting and will also be available for ten days prior to the meeting, during normal business hours, at the Company’s headquarters located at 6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado 80111.

By Order of the Board of Directors

Todd G. Zimmerman

Executive Vice President and Corporate

Secretary

April 16, 2007

We enclose with the proxy statement our Annual Report for the year ended December 31, 2006. Our 2006 Annual Report contains financial and other information about us but is not incorporated into the proxy statement.

Even if you expect to attend the Annual Meeting, please promptly complete, sign, date and mail the enclosed proxy card. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person if they so desire.

EMERGENCY MEDICAL SERVICES CORPORATION

6200 S. Syracuse Way, Suite 200
Greenwood Village, Colorado 80111

PROXY STATEMENT
FOR
2007 ANNUAL MEETING OF STOCKHOLDERS

ANNUAL MEETING MATTERS

Why did you send me this proxy statement?

The Board of Directors of Emergency Medical Services Corporation (“EMSC,” the “Company,” “we” or “us”) sent you this Proxy Statement and the enclosed proxy card because we are soliciting your proxy to vote at the 2007 Annual Meeting of Stockholders to be held at 10:00 a.m. (Mountain Daylight Time) on Tuesday, May 15, 2007, at The Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado 80112. Certain officers, directors and other employees of the Company may also solicit proxies on our behalf by mail, telephone, fax, internet or in person.

This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the meeting, however, to vote your shares. You may return the enclosed proxy card by mail.

We began mailing this Proxy Statement, along with the proxy card and our Annual Report for our year ended December 31, 2006, on or about April 16, 2007 to all stockholders of record as of April 2, 2007, the record date for the Annual Meeting.

What is the purpose of the meeting?

The meeting is being held to elect three nominees to our Board of Directors, to consider and vote upon a proposal to approve the Non-Employee Director Compensation Program, to consider and vote upon a proposal to approve the Long-Term Incentive Plan, to vote upon a proposal to approve the 2007 Employee Stock Purchase Plan, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2007, and to consider any other matter properly presented at the meeting.

GENERAL INFORMATION ABOUT THE MEETING, VOTING AND PROXIES

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares at the close of business on April 2, 2007, the record date for the meeting. Your proxy card shows the number of shares you held on that date.

How do I vote my shares if they are held in “street name”?

If your shares are held in the name of your broker, a bank or other nominee, that party should give you instructions for voting your shares. If your shares are held in a bank or brokerage account, you may be eligible to vote electronically or by telephone. Please refer to the enclosed proxy card for voting instructions. The instructions set forth below apply to record holders only and not those whose shares are held in the name of a nominee.

How many shares are there? And how many votes do I get?

We have three classes of voting securities outstanding: class A common stock, class B common stock and class B special voting stock. Our class A common stock is our only class of stock listed on the New York Stock Exchange.

You get one vote for each share of class A common stock you hold, on each matter voted on at the meeting. You get ten votes for each share of class B common stock you hold, on each matter voted on at the meeting. On each matter voted on at the meeting, the one share of class B special voting stock, which is held by a trustee for the benefit of the holders of LP exchangeable units, is entitled to a number of votes equal to the number of votes that could be cast if all of the outstanding LP exchangeable units were exchanged for class B common stock.

On all matters presented at the meeting, the holders of the class A common stock, the class B common stock and the class B special voting stock will vote together as a single class. The three nominees receiving the highest number of affirmative votes cast will be elected to the Board of Directors.

On the record date, we had outstanding:

•       9,288,848 shares of class A common stock—entitled to cast, in the aggregate, 9,288,848 votes,

•       142,545 shares of class B common stock—entitled to cast, in the aggregate, 1,425,450 votes, and

•       one share of class B special voting stock—entitled to cast 321,075,000 votes.

What vote is required to approve the election of nominees to the Board of Directors?

The three nominees receiving the most votes will be elected as directors. As a result, if you withhold your authority to vote for any nominee, your vote will not count for or against the nominee, nor will a broker “non-vote” count for or against the nominee. Abstentions and broker non-votes will not affect the outcome of the election. If you “withhold” your vote, it is the same as an abstention.

What is the Non-Employee Director Compensation Program?

On June 1, 2006, the Board of Directors, acting on the recommendation of the Corporate Governance and Nominating Committee, unanimously approved the Non-Employee Director Compensation Program (the “Director Program”), subject to stockholder approval, and directed that it be submitted for consideration and action at the next meeting of stockholders. The Director Program provides a compensation package for our non-employee directors that includes a combination of cash and equity compensation in the form of restricted stock units. The cash component is a $50,000 annual retainer. The equity component is an annual grant of a number of restricted stock units having a fair market value of $100,000 on the grant date, with each restricted stock unit equal to one share of class A common stock. For additional information about the Director Program, please see “Proposal 2—Proposal to Approve the Non-Employee Director Compensation Program.”

What vote is required to approve the Non-Employee Director Compensation Program?

Our by-laws and the rules of the NYSE require that the Director Program be approved by the affirmative vote by the holders of a majority of the votes cast at the Annual Meeting. Therefore, to be approved, Proposal 2 must receive a “FOR” vote from a majority of the votes represented at the meeting.

What will happen if the Non-Employee Director Compensation Program is not approved by the stockholders?

If the Director Program is not approved by the stockholders, the initial grant of restricted stock units on June 1, 2006 will be cancelled and of no effect. The cash compensation paid to directors under the Director Program would not be affected by the stockholders’ vote. The Board of Directors has not considered what compensation program it would adopt for non-employee directors in place of the Director Program.

What is the Long-Term Incentive Plan?

On April 4, 2007 the Board of Directors, acting on the recommendation of the Compensation Committee, unanimously approved the Long-Term Incentive Plan (the “Plan”), subject to stockholder approval, and directed that it be submitted for consideration and action at the next meeting of stockholders. The Plan provides long-term incentives, including equity-based incentives, to those persons with responsibility for the success and growth of the Company and its subsidiaries in order to associate more closely the interests of such persons with those of the Company’s stockholders and to assist the Company in recruiting, retaining and motivating employees on a competitive basis. For additional information about the Plan, please see “Proposal 3—Proposal to Approve the Long-Term Incentive Plan.”

What effect will approval of the Long-Term Incentive Plan have on the Company’s existing option plan?

There will be no additional grants made under the existing option plan prior to the 2007 Annual Meeting. If the Long-Term Incentive Plan is approved by the stockholders of the Company at the Annual Meeting, no future grants will be made under the existing option plan.

What vote is required to approve the Long-Term Incentive Plan?

Our by-laws and the rules of the NYSE require that the Plan be approved by the affirmative vote by the holders of a majority of the votes cast at the Annual Meeting. Therefore, to be approved, Proposal 3 must receive a “FOR” vote from a majority of the votes represented at the meeting.

What is the 2007 Employee Stock Purchase Plan?

On April 4, 2007 the Board of Directors, acting on the recommendation of the Compensation Committee, unanimously approved the 2007 Employee Stock Purchase Plan (the “ESPP”), subject to stockholder approval, and directed that it be submitted for consideration and action at the next meeting of stockholders. The ESPP provides an employment incentive through the opportunity for capital accumulation by allowing employees of the Company and of its participating subsidiaries to purchase class A common stock through payroll deductions. For additional information about the ESPP, please see “Proposal 4—Proposal to Approve the 2007 Employee Stock Purchase Plan.”

What vote is required to approve the 2007 Employee Stock Purchase Plan?

Our by-laws and the rules of the NYSE require that the ESPP be approved by the affirmative vote by the holders of a majority of the votes cast at the Annual Meeting. Therefore, to be approved, Proposal 4 must receive a “FOR” vote from a majority of the votes represented at the meeting.

What vote is required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2007?

Our by-laws provide that corporate action to be taken by stockholder vote, other than the election of directors, shall be authorized by a majority of the votes cast at a meeting of the stockholders at which a quorum is present. Therefore, to be approved, Proposal 5 must receive a “FOR” vote from a majority of the votes represented at the meeting.

What will happen if the appointment of Ernst & Young as the Company’s independent registered public accounting firm is not ratified by the stockholders?

Stockholder ratification is not required for the appointment but stockholder views will be considered by the Audit Committee and the Board of Directors when appointing an independent registered public accounting firm for fiscal 2008.

How do I exercise my vote if I am a registered holder of class A or class B common stock (and by when do I need to exercise my vote)?

To vote by proxy, you should complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided.

If you choose to vote your shares using the form of proxy card, your card must be received by our transfer agent, American Stock Transfer and Trust Company, not later than 5:00 p.m. (Eastern Daylight Time) on May 14, 2007.

If you make specific choices and sign and return your proxy card before the Annual Meeting, the proxy holders named on the proxy card will vote your shares as you have directed. If you sign and return the proxy card but do not make specific choices, the proxy holders will vote your shares “FOR” the election of the three nominees for director, “FOR” the approval of the Non-Employee Director Compensation Program, “FOR” the approval of the Long-Term Incentive Plan, “FOR” the approval of the 2007 Employee Stock Purchase Plan and “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered accounting firm for the fiscal year ending December 31, 2007, and as they deem appropriate for any other matter properly presented at the meeting.

How do I exercise my vote if I am a registered holder of LP exchangeable units?

As discussed above, holders of LP exchangeable units are entitled to vote at meetings of holders of our common stock through a voting trust arrangement. If you hold LP exchangeable units as of the record date, you may provide voting instructions to Onex Corporation, as trustee, by completing and returning the voting instruction card accompanying this proxy statement. The trustee will vote your shares in accordance with your duly executed instructions received no later than 5:00 p.m., Eastern Daylight Time, on May 14, 2007. If you do not send instructions and do not otherwise attend the meeting to vote in person as discussed below, the trustee will not be able to vote your LP exchangeable units. You may revoke previously given voting instructions prior to 5:00 p.m., Eastern Daylight Time, on May 14, 2007, by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date.

How do I vote in person?

If you are a stockholder of record and prefer to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identity. We will have ballots available at the meeting. If your shares are held in “street name”—in the name of a bank, broker or other record holder—and you plan to attend the Annual Meeting, you will need to obtain a signed proxy from the record holder giving you the right to vote the shares.

How does the Board of Directors recommend I vote?

Our Board of Directors recommends that you vote:

•       “FOR” each of the three nominees to the Board of Directors,

•       “FOR” the approval of the Non-Employee Director Compensation Program,

•       “FOR” the approval of the Long-Term Incentive Plan,

•       “FOR” the approval of the 2007 Employee Stock Purchase Plan, and

•       “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Can I vote on other matters?

The Company’s by-laws limit the matters presented at our Annual Meeting to (1) those matters set forth in the notice of the meeting, (2) those matters that the Board of Directors has properly caused to be presented and (3) as to holders of our class A common stock, those matters brought by a stockholder of record entitled to vote at the meeting so long as the stockholder has notified the Corporate Secretary in writing (at our principal office) not later than 120 days before the anniversary of the prior year’s proxy statement (holders of our class B common stock and class B special voting stock are not subject to these date limitations). The notice by a stockholder must (i) briefly describe the business to be brought, the reasons and any material interest the stockholder has in the business; (ii) give the stockholder’s name and address; and (iii) represent that the stockholder is a holder of record at the time of the notice and intends to be a holder on the record date (giving the number of shares and class) and intends to be at the meeting in person or by proxy to present the business.

What if I change my mind? Can I change my vote?

Yes. At any time before the vote on a proposal, you may change your vote by:

•       Sending us another signed proxy card with a later date, or

•       Sending us a written notice revoking your proxy (to our Corporate Secretary at 6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado 80111), or

•       Attending the Annual Meeting and voting in person.

However, no revocation of your vote will be effective unless we receive notice of such revocation at or prior to the Annual Meeting. If your shares are held in “street name,” you should contact your bank, broker or other nominee regarding the revocation of proxies.

Who counts the votes?

Our transfer agent, American Stock Transfer and Trust Company, will tabulate the votes.

Who acts as inspector of election?

Todd Zimmerman, our General Counsel, will act as inspector of election.

Is my vote confidential?

Generally, yes. Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to American Stock Transfer and Trust Company and handled in a manner that protects your voting privacy. Your vote will not be disclosed EXCEPT:

•       as needed to permit American Stock Transfer and Trust Company to tabulate and certify the vote,

•       as required by law, or

•       in limited circumstances, such as a proxy contest in opposition to the Board of Directors.

In addition, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

What does it mean if I get more than one proxy card?

If you receive more than one proxy card, your shares are probably registered in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. If any of these accounts can be consolidated, you may do this by contacting our transfer agent, American Stock Transfer & Trust Company, at (800) 937-5449.

What is a “quorum”?

We may hold the Annual Meeting only if a “quorum” is present, either in person or represented by proxy. A “quorum” is a majority of the voting power represented by our stock outstanding on the record date, including our class A common stock, our class B common stock and our class B special voting stock. Abstentions and broker non-votes are included in determining whether a quorum exists. If a quorum is not present at the Annual Meeting, we may adjourn the meeting from time to time until we have a quorum.

Who is making and paying for this proxy solicitation?

This proxy is solicited on behalf of our Board of Directors. The Company is paying for the solicitation of proxies. We will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of our common stock.

We may, if appropriate, retain an independent proxy solicitation firm to assist us in soliciting proxies. If we do retain a proxy solicitation firm, we would pay such firm’s customary fees and expenses which we expect would be approximately $7,500, plus expenses.

HOW TO OBTAIN MATERIALS AND COMMUNICATE WITH THE COMPANY

How do I obtain a printed copy of the Proxy Statement, Annual Report or Form 10-K?

You may leave a message for the Company’s Investor Relations department at (303) 495-1210 or write to us at Emergency Medical Services Corporation, 6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado 80111, Attn: Investor Relations. We will provide you with a copy at no charge. In addition, we have included these documents, as well as all of the documents we file with the SEC, on our website at  www.emsc.net  and our annual report includes a copy of the Form 10-K (without exhibits) as filed with the SEC. We have enclosed a copy of our annual report to stockholders with this proxy statement (but the annual report is not incorporated by reference into our proxy materials).

Where can I find voting results?

We will announce preliminary voting results at the Annual Meeting. We will publish the final voting results in our Form 10-Q for the second quarter of 2007. You will also be able to find the results on the Company’s website at  www.emsc.net.

How can stockholders communicate with the Board of Directors?

Stockholders may communicate with the Board by writing to the Board of Directors, care of the Corporate Secretary, Emergency Medical Services Corporation, 6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado 80111. The Corporate Secretary will forward any such correspondence to the entire Board of Directors. Please see the additional information in the section captioned “Corporate Governance—Communications with Directors.”

INFORMATION ABOUT OUR STOCK OWNERSHIP

Principal Holders of the Company’s Stock

The following table sets forth all persons known to us to be the beneficial owners of more than 5% of our class A and class B common stock or our class B special voting stock as of April 16, 2007.

We report the amounts and percentages of our voting stock, including our common stock, beneficially owned on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, including our common stock subject to an option that is exercisable within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of such securities as to which such person has an economic interest.

Our LP exchangeable units are exchangeable on a one-for-one basis for shares of class B common stock at any time at the option of the holder. Accordingly, this table assumes the exchange of all LP exchangeable units for class B common stock. Until such exchange, the holders of the LP exchangeable units have the benefit of the class B special voting stock through which the holders may exercise voting rights as though they held the same number of shares of class B common stock. As a result, each person identified as a beneficial owner of class B common stock may also be deemed to own beneficially a percentage of the one share of class B special voting stock approximately equal to that person’s percentage ownership of the class B common stock. Moreover, because our class B common stock is convertible at any time on a one-for-one basis for shares of class A common stock at the option of the holder, each holder of class B common stock may be deemed to own an equal number of shares of class A common stock. On all matters to be voted on by our stockholders, our class A common stock has one vote per share and our class B common stock has ten votes per share.

Except as described above with respect to the shared right to direct the vote of the class B special voting stock, and as we describe in the footnotes, to our knowledge each of the beneficial owners has sole voting and investment power with respect to the voting securities beneficially owned.

Name and Address of Beneficial Owners of Common Stock	Shares Beneficially Owned	Percentage of Class	Percentage of All Equity Shares	Percent of Voting Power(1)
Onex Corporation	1 class B special voting stock	100.0%	*	96.8%
Onex Corporation(2)	32,107,545 class B(3)	99.6%	77.3%	96.8%
Onex Partners LP(4)	17,226,723 class B(3)	53.4%	41.5%	51.9%
Onex Partners LLC(5)	11,106,924 class B(3)	34.4%	26.7%	33.5%
Onex EMSC Co-Invest LP(6)	2,844,855 class B(3)	8.8%	6.8%	8.6%
FMR Corp.(7)	1,480,500 class A(8)	15.9%	3.6%	*
Entities affiliated with Accipiter Life Sciences Fund, LP(9)	382,259 class A(10)	4.1%	*	*
Entities affiliated with Deerfield Capital, L.P.(11)	300,000 class A(12)	3.2%	*	*
River Road Asset Management, LLC(13)	584,146 class A(14)	6.3%	1.4%	*
Healthinvest Partners AB(15)	490,800 class A(16)	5.3%	1.2%	*

*       Represents less than 1%.

(1)    On each matter submitted to the stockholders for their vote, our class A common stock is entitled to one vote per share, our class B common stock is entitled to ten votes per share, reducing to one vote per share under certain limited circumstances, and our class B special voting stock is entitled to a number of votes that could be cast if all of the outstanding LP exchangeable units were exchanged for class B common stock. Except as required by law, our class A common stock, class B common stock and class B special voting stock vote together on all matters submitted to stockholders for their vote.

(2)    Includes the following: (i) 17,226,723 LP exchangeable units held by Onex Partners LP; (ii) 11,106,924 LP exchangeable units held by Onex Partners LLC; (iii) 2,844,855 LP exchangeable units held by Onex EMSC Co-Invest LP; (iv) 639,649 LP exchangeable units held by EMS Executive Investco LLC; (v) 289,349 LP exchangeable units held by Onex US Principals LP; and (vi) 45 class B shares held by Onex American Holdings II LLC. Onex Corporation may be deemed to own beneficially the LP exchangeable units held by (a) Onex Partners LP, through Onex’ ownership of all of the common stock of Onex Partners GP, Inc., the general partner of Onex Partners GP LP, the general partner of Onex Partners LP; (b) Onex Partners LLC, through Onex’ ownership of all of the equity of Onex Partners LLC; (c) Onex EMS Co-Invest LP, through Onex’ ownership of all of the common stock of Onex Partners GP, Inc., the general partner of Onex Partners GP LP, the general partner of Onex EMSC Co-Invest LP; (d) EMS Executive Investco LLC, through Onex’ ownership of Onex American Holdings II LLC which owns 100% of the voting power of EMS Executive Investco LLC; and (e) Onex US Principals LP through Onex’ ownership of all of the equity of Onex American Holdings GP LLC, the general partner of Onex US Principals LP. Onex Corporation disclaims such beneficial ownership. The address for Onex Corporation is 161 Bay Street, Toronto, ON M5J 2S1, Canada.

Mr. Gerald W. Schwartz, the Chairman, President and Chief Executive Officer of Onex Corporation, owns shares representing a majority of the voting rights of the shares of Onex Corporation and as such may be deemed to own beneficially all of the LP exchangeable units owned beneficially by Onex Corporation. Mr. Schwartz disclaims such beneficial ownership.

(3)    According to the SEC rules, any securities not outstanding (such as shares of our class B common stock issuable on conversion of our LP exchangeable units) should be assumed to be outstanding only for the calculation of beneficial ownership of the individual who beneficially owns such shares. Our calculation of the beneficial ownership of our class B common stock assumes the exchange of all of our LP exchangeable units for class B common stock because the LP exchangeable unit holders currently have the power to direct a number of votes equal to the votes they would cast if they exchanged their LP exchangeable units for class B stock.

   (4) All of the LP exchangeable units owned by Onex Partners LP may be deemed owned beneficially by each of Onex Partners GP LP, Onex Partners GP, Inc. and Onex Corporation. The address for Onex Partners LP is c/o Onex Investment Corporation, 712 Fifth Avenue, New York, New York 10019.

   (5) All of the LP exchangeable units owned by Onex Partners LLC may be deemed owned beneficially by Onex Corporation. The address for Onex Partners LLC is 421 Leader Street, Marion, Ohio 43302.

   (6) All of the LP exchangeable units owned by Onex EMSC Co-Invest LP may be deemed owned beneficially by each of Onex Partners GP LP, Onex Partners GP, Inc. and Onex Corporation. The address for Onex EMSC Co-Invest LP is c/o Onex Investment Corporation, 712 Fifth Avenue, New York, New York 10019.

   (7) Based solely on information contained in the Form 13G filed with the SEC by FMR Corp. and Edward C. Johnson 3d on February 14, 2007. The address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

   (8) These securities are owned by various investors, including (a) Fidelity Management and Research Company (which owns 1,289,700 shares, representing 13.9% of the class A common stock outstanding) and Fidelity Capital and Income Fund (which owns 685,600 shares, representing 7.4% of the class A common stock outstanding) for which FMR Corp. is the parent holding company. Members of the family of Edward C. Johnson 3d, the Chairman of FMR Corp., own 49% of the voting power of FMR Corp. and control FMR Corp. through a voting trust agreement. For purposes of the reporting requirements of Securities Exchange Act of 1934, each of FMR Corp. and Edward C. Johnson 3d is deemed to be a beneficial owner of such securities. As of February 14, 2007, FMR Corp. and Edward C. Johnson 3d have sole dispositive power for the entire holding of 1,480,500 of class A common stock shares and sole voting power for 170,800 shares of class A common stock.

   (9) Based solely on information contained in the Form 13G/A filed with the SEC by Accipiter Life Sciences Fund, LP, Accipiter Life Sciences Fund (Offshore), Ltd., Accipiter Life Sciences Fund II, LP, Accipiter Life Sciences Fund II (Offshore), Ltd., Accipiter Life Sciences Fund II (QP), LP, Accipiter Capital Management, LLC, Candens Capital, LLC and Gabe Hoffman on January 16, 2007. The address for Accipiter Capital Management, LLC, Candens Capital, LLC and Gabe Hoffman is 399 Park Avenue, 38 th Floor, New York, New York 10022.

(10) Includes (a) 19,718 shares of class A common stock held by Accipiter Life Sciences Fund, LP, a Delaware limited partnership (“ALSF”), (b) 19,869 shares of class A common stock held by Accipiter Life Sciences Fund (Offshore), Ltd., a Cayman Islands company (“Offshore”), (c) 99,749 shares of class A common stock held by Accipiter Life Sciences Fund II, LP, a Delaware limited partnership (“ALSF II”), (d) 147,159 shares of class A common stock held by Accipiter Life Sciences Fund II (Offshore), Ltd., a Cayman Islands company (“Offshore II”), and (e) 95,764 shares of class A common stock held by Accipiter Life Sciences Fund II (QP), LP, a Delaware limited partnership (“ALSF II QP”). ALSF, Offshore, ALSF II, Offshore II and ALSF II QP are collectively referred to as the “ALSF Entities”. Candens Capital, LLC, a Delaware limited liability company (“Candens”), is the general partner of ALSF, ALSF II and ALSF II QP and, for the purposes of the reporting requirements of the Securities Exchange Act of 1934, may be deemed to be a beneficial owner of the 215,231 shares held by such entities which represent 2.3% of the shares of class A common stock outstanding. Accipiter Capital Management LLC, a Delaware limited liability company (“ACM”), is the investment manager of Offshore and Offshore II and, for the purposes of the reporting requirements of the Securities Exchange Act of 1934, may be deemed to be a beneficial owner of the shares of class A common stock held by such entities. Gabe Hoffman, the managing member of Candens and ACM, may be deemed to be the beneficial owner of the shares held by the ALSF Entities. Each of Mr. Hoffman, Candens and ACM disclaim beneficial ownership of such securities, except to the extent of his or its respective equity interest in such securities. None of Mr. Hoffman, Candens or ACM have sole dispositive or voting power with respect to such securities.

(11) Based solely on information contained in the Form 13G/A filed with the SEC by James E. Flynn, Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield Management Company, L.P. and Deerfield International Limited on February 13, 2007. The address for James E. Flynn is 780 Third Avenue, 37th floor, New York, NY 10017.

(12) These securities are owned by Deerfield, L.P., Deerfield Partners, L.P., Deerfield Management Company, L.P. and Deerfield International Limited. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Mr. Flynn is deemed to be a beneficial owner of such securities. As of February 13, 2007, Mr. Flynn does not have sole dispositive or voting power with respect to such securities.

(13) Based solely on information contained in the Form 13G filed with the SEC by River Road Asset Management, LLC on February 9, 2007. The address for River Road Asset Management, LLC (“River Road”) is 462 S. 4th Street, Ste. 1600, Louisville, Kentucky 40202.

(14) These securities are beneficially owned by River Road. River Road has sole dispositive power over all of the shares and sole voting power over 406,226 of the shares.

(15) Based solely on information contained in the Form 13G filed with the SEC by Healthinvest Partners AB and Healthinvest Global Long/Short Fund on January 29, 2007. The address for Healthinvest Partners AB is Arsenalsgatan 4, SE-111 47 Stockholm, Sweden.

(16) These securities are owned by Healthinvest Global Long/Short Fund. Healthinvest Partners AB is the investment advisor and control person of Healthinvest Global Long/Short Fund.

Stock Ownership of Directors and Executive Officers

The following table sets forth the number of shares of our voting securities, including our common stock, beneficially owned as of April 16, 2007 by each director and each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group. Except as we describe in the footnotes, to our knowledge, each named person has sole voting and investment power with respect to the shares shown in the table. Beneficial ownership is determined on the basis of the rules of the SEC. Please see “—Principal Holders of the Company’s Stock” for a description of those rules.

Name	Common Stock		Shares Subject to Options(1)(7)	Total Shares Beneficially Owned	Percentage of Class	Percentage of Equity Shares	Percentage of Voting Power
Robert M. Le Blanc(2)	56,064 class B		—	56,084 class B	*	*	*
Steven B. Epstein(3)	45,500 class A	(4)	937 class A	46,437 class A	*	*	*
James T. Kelly(3)	120,500 class A	(4)	937 class A	121,437 class A	1.3%	*	*
Michael L. Smith(3)(5)	45,500 class A	(4)	937 class A	46,437 class A	*	*	*
William A. Sanger(3)	450,000 class A		370,542 class A	820,542 class A	8.8%	2.0%	*
Don S. Harvey(3)	75,000 class A		92,636 class A	167,636 class A	1.8%	*	*
Paul B. Iannini, M.D.(3)	8,000 class A	(4)	—	8,000 class A	*	*	*
Randel G. Owen(3)	33,750 class A		92,636 class A	126,386 class A	1.4	*	*
Todd G. Zimmerman(3)	18,750 class A		37,054 class A	55,804 class A	*	*	*
Dighton C. Packard, M.D.(6)	33,750 class A		12,188 class A	45,938 class A	*	*	*
All directors and executive officers as a group (10 persons)	830,750 class A		607,867 class A	1,438,617 class A	15.5%	3.5%	*
	56,084 class B		—	56,084 class B	*	*	*

*       Represents less than 1%.

(1)    Represents stock options that are exercisable on April 16, 2007 or become exercisable within 60 days of April 16, 2007.

(2)    Includes (i) 35,814 LP exchangeable units held by Onex US Principals LP which may be deemed owned beneficially by Mr. Le Blanc by reason of his pecuniary interest in the LP exchangeable units owned by Onex US Principals LP and (ii) 20,250 LP exchangeable units owned by Onex EMSC Co-Invest LP which may be deemed to be owned beneficially by Mr. Le Blanc by reason of his pecuniary interest in Onex EMSC Co-Invest LP. Mr. Le Blanc disclaims beneficial ownership of the LP exchangeable units owned by Onex US Principals LP and Onex EMSC Co-Invest LP. Mr. Le Blanc’s address is c/o Onex Investment Corporation, 712 Fifth Avenue, New York, New York 10019.

(3)    The address of these stockholders is c/o Emergency Medical Services Corporation, 6200 Syracuse Way, Suite 200, Greenwood Village, Colorado 80111-4737.

(4)    Includes 8,000 Restricted Stock Units granted by the Board of Directors on June 1, 2006, subject to stockholder approval at the 2007 annual meeting. If approved, the Restricted Stock Units vest on June 1, 2007. Each Restricted Stock Unit represents the right to receive one share of class A common stock.

(5)    Includes 36,725 shares of our class A common stock held by the Michael L. Smith Grantor Retained Annuity Trust, dated October 1, 2005, and 775 shares of class A common stock held by Michael L. Smith.

(6)    The address of this stockholder is c/o EmCare Holdings Inc., 1717 Main Street, Suite 5200, Dallas, Texas 75201.

(7)    The options vest ratably on the first four anniversaries of the grant date (except for Mr. Sanger, whose shares vest ratably on the first eight six-month anniversaries of the grant date) provided that the exercisability of one-half of the options is conditioned upon meeting certain specified performance targets.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors, executive officers and persons who beneficially own more than 10% of the Company’s class A common stock (referred to as “Reporting Persons”) file reports of initial ownership and changes in ownership of the Company’s common stock with the SEC. The SEC regulations require the Reporting Persons to furnish the Company with copies of such reports. Based solely on our review of copies of these reports received by us with respect to our year ended December 31, 2006, we believe that during 2006 all Reporting Persons filed on a timely basis all reports required of them. Following the June 1, 2006 grants of restricted stock units in connection with our adoption of the Director Program, Form 4 reports were filed by James T. Kelly and Steven B. Epstein on June 15, 2006 and by Paul B. Iannini, M.D. and Michael L. Smith on June 21, 2006. The restricted stock units covered by the aforementioned reports were granted subject to stockholder approval at the 2007 annual meeting of stockholders and, as such, the grant date may be deemed to be the date of the Company’s 2007 annual meeting of stockholders.

ELECTION OF DIRECTORS

How is the Board structured?

The Company’s Board of Directors is divided into three classes, serving staggered three-year terms so that the term of one class expires at each annual meeting. The Company’s Board of Directors currently consists of seven directors. Three directors will be elected at this year’s Annual Meeting for a three-year term expiring in 2010, each until his successor is elected and qualified, or until his earlier death, resignation or removal. The other four directors currently on our Board will continue to serve for their respective terms.

Who is nominated to stand for election?

Steven B. Epstein, Paul B. Iannini, M.D. and James T. Kelly, each of whom is a current director of the Company, have been nominated to stand for election at the Annual Meeting for three-year terms expiring in 2010. The principal occupation and certain other information about each of the nominees, as well as the continuing directors, are set forth on the following pages.

We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling for any reason to serve, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of directors.

The Board of Directors recommends that stockholders vote FOR each of the named nominees.

Will the Company be adding any additional directors before the next annual meeting?

We currently do not have any intention of adding additional directors before the next annual meeting although we may do so if we identify a suitable candidate that we believe will add additional value to the Board.

PROPOSAL I

ELECTION OF DIRECTORS

Under our By-Laws, our Board of Directors may consist of three or more directors, the exact number to be set from time to time by resolution of our Board. The Board of Directors currently consists of seven members. The Board of Directors is divided into three classes of directors, with each class as nearly equal in number of directors as possible. Class I consists of Robert M. Le Blanc and William A. Sanger, and their current terms of office will expire at the 2009 annual meeting of stockholders. Class II consists of Steven B. Epstein, Paul B. Iannini, M.D. and James T. Kelly, and their current terms of office will expire at this Annual Meeting. Class III consists of Don S. Harvey and Michael L. Smith, and their current terms of office will expire at the 2008 annual meeting.

At each annual stockholders’ meeting, directors are elected for a term of three years and hold office until their successors are elected and qualified or until their earlier removal or resignation. Directorships resulting from an increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause may be filled by a majority of the remaining directors then in office. At the Annual Meeting, three directors are to be elected by the stockholders to hold office, each for a term of three years and until his successor is elected and qualified.

We have a Corporate Governance and Nominating Committee to propose nominees, and all nominations are approved by the Board of Directors. The Board of Directors recommends that its three nominees for directors be elected at the Annual Meeting. The nominees are Steven B. Epstein, Paul B. Iannini, M.D. and James T. Kelly. Each of these nominees has consented to serve as a director if elected. Mr. Epstein, Dr. Iannini and Mr. Kelly currently serve as directors of the Company, and have served as directors of the Company since December 2005, June 2006 and December 2005, respectively. If any of the nominees becomes unavailable for any reason or should a vacancy occur before the election, which we do not anticipate, the proxies will be voted for the election of such other person as a director as the Board of Directors may recommend.

Information regarding each of the nominees proposed by the Board of Directors for election as Class II directors, along with information concerning the present Class I and Class III continuing directors of the Company, is set forth below:

Class II—Nominees

Name	Age	Position(s)
Steven B. Epstein	63	Director Nominee
Paul B. Iannini, M.D.	59	Director Nominee
James T. Kelly	60	Director Nominee

Class I Directors—Terms Expiring in 2009

Name	Age	Position(s)
William A. Sanger	56	Director, Chairman and Chief Executive Officer
Robert M. Le Blanc	40	Director, Lead Director

Class III Directors—Terms Expiring in 2008

Name	Age	Position(s)
Don S. Harvey	49	Director, President and Chief Operating Officer
Michael L. Smith	58	Director

The Board of Directors recommends a vote FOR the election of each of the nominees for Class II Director named above.

Our Company was formed in November 2005, as the top-tier holding company to Emergency Medical Services L.P, which we refer to herein as our “Successor,” although the use of the term is not intended to convey any particular accounting position or treatment. Messrs. Sanger and Le Blanc have served on the Board since the Company’s formation and the other directors, other than Dr. Iannini, including Messrs. Epstein and Kelly, were elected to the Board on December 13, 2005, just before we formally approved our initial public offering. Dr. Iannini was elected to the Board on June 1, 2006 and was also appointed to the Audit Committee at that time. The period of service on our Board of Directors referred to below includes services on the board of directors of the predecessor of our Company.

Our operating subsidiaries are American Medical Response, Inc., which we refer to as AMR, and EmCare Holdings Inc., which we refer to as EmCare.

Mr. Le Blanc is serving as our Lead Director. In that role, his primary responsibility is to preside over periodic executive sessions of our board of directors in which management directors and other members of management do not participate, and he has the authority to call meetings of the non-management directors. The Lead Director also chairs certain portions of board meetings, serves as liaison between the Chairman of the Board and the non-management directors, and develops, together with the Chairman, the agenda for board meetings. The Lead Director will also perform other duties the Board delegates from time to time to assist the board in fulfilling its responsibilities.

Director Nominees

Steven B. Epstein became a director of the predecessor of Emergency Medical Services Corporation in July 2005. Mr. Epstein is the founder and senior healthcare partner of the law firm of Epstein Becker & Green, P.C. Epstein Becker & Green, P.C. generally is recognized as one of the country’s leading healthcare law firms. Mr. Epstein serves as a legal advisor to healthcare entities throughout the U.S. Mr. Epstein received his B.A. from Tufts University, where he serves on the Board of Trustees and the Executive Committee, and his J.D. from Columbia Law School, where he serves as Chairman of the Law School’s Board of Visitors. In addition, Mr. Epstein serves as a director of many healthcare companies and venture capital and private equity firms, including HealthExtras, Inc. (a pharmacy benefit company).

Paul B. Iannini, M.D. became a director of the Company in June 2006. Dr. Iannini is the Chairman, Department of Medicine and Director, Medical Service Line, at York Hospital in York, Pennsylvania. Prior to that, Dr. Iannini served as the Chairman, Department of Medicine, of Danbury Hospital, where he had been since 1978, and as Clinical Professor of Medicine at Yale University School of Medicine.

James T. Kelly became a director of the predecessor of Emergency Medical Services Corporation in July 2005. From 1986 to 1996, Mr. Kelly served as President and Chief Executive Officer of Lincare Holdings Inc., and he served as Chairman of the Board of Lincare from 1994 to 2000. Lincare is a publicly traded company that provides respiratory care, infusion therapy and medical equipment to patients in the home. Prior to joining Lincare, Mr. Kelly was with Union Carbide Corporation for 19 years, where he served in various management positions. Mr. Kelly also serves as a director of American Dental Partners, Inc. (a provider of dental management services) and HMS Holdings Corp. (a provider of consulting and business office outsourcing and reimbursement services to healthcare providers).

Continuing Directors

William A. Sanger has been a director, chairman and Chief Executive Officer of Emergency Medical Services Corporation and its predecessor since February 10, 2005. Mr. Sanger was appointed President of EmCare in 2001 and Chief Executive Officer of AMR and EmCare in June 2002. Mr. Sanger is a co-founder of BIDON Companies where he has been a Managing Partner since 1999. Mr. Sanger served as President and Chief Executive Officer of Cancer Treatment Centers of America, Inc. from 1997 to 2001. From 1994 to 1997, Mr. Sanger was co-founder and Executive Vice President of PhyMatrix Corp., then a publicly traded diversified health services company. In addition, Mr. Sanger was president and chief executive officer of various other healthcare entities, including JFK Health Care System. Mr. Sanger has an MBA from the Kellogg School of Management at Northwestern University. Mr. Sanger has more than 30 years of experience in the healthcare industry.

Robert M. Le Blanc has served as Managing Director of Onex Investment Corp., an affiliate of Onex Corporation, a diversified industrial corporation, since 1999. Prior to joining Onex in 1999, he was with Berkshire Hathaway for seven years. From 1988 to 1992, Mr. Le Blanc held numerous positions with GE Capital, with responsibility for corporate finance and corporate strategy. Mr. Le Blanc serves as the Lead Director of Magellan Health Services, Inc., and is a director of Carestream Health, Inc., The Warranty Group, Inc., Cypress Insurance, Res-Care, Inc., Center for Diagnostic Imaging, Inc., First Berkshire Hathaway Life, Skilled Healthcare Group, Inc. and Connecticut Children’s Medical Center. Mr. Le Blanc became a director of the predecessor of Emergency Medical Services Corporation in December 2004.

Michael L. Smith became a director of the predecessor of Emergency Medical Services Corporation in July 2005. Mr. Smith served as Executive Vice President and Chief Financial and Accounting Officer of Anthem, Inc. and its subsidiaries, Anthem Blue Cross and Blue Shield, from 2001 until his retirement in January 2005. Mr. Smith was Executive Vice President and Chief Financial Officer of Anthem Insurance from 1999, and from 1996 to 1998 he served as Chief Operating Officer and Chief Financial Officer of American Health Network Inc., then a subsidiary of Anthem. Mr. Smith was Chairman, President and Chief Executive Officer of Mayflower Group, Inc. (a transportation company) from 1989 to 1995, and held various other management positions with that company from 1974 to 1989. Mr. Smith also serves as a director of InterMune, Inc. (a biopharmaceutical company), Kite Realty Group Trust (a retail property REIT), Calumet Specialty Products, LP (a refiner of specialty petroleum products) and Vectren Corporation (a gas and electrical power utility). Mr. Smith is currently a director of First Indiana Corporation and its principal subsidiary, First Indiana Bank, but will not stand for re-election at their 2007 annual meeting. Mr. Smith also serves as a member of the Board of Trustees of DePauw University, a Trustee of the Indianapolis Museum of Art and a Trustee of the Michigan Maritime Museum, and a director of the Central Indiana Community Foundation and the Lumina Foundation.

Don S. Harvey has been President and Chief Operating Officer of Emergency Medical Services Corporation and its predecessor since February 10, 2005, and was elected a director of the predecessor of Emergency Medical Services Corporation in July 2005. Mr. Harvey joined EmCare as an executive officer in 2001 and was appointed President in June 2002. Mr. Harvey is a co-founder of BIDON Companies where he has been a Managing Partner since 1999. Prior to that, he served as President of the Eastern Region of Cancer Treatment Centers of America, Inc. from 1997 to 1999. Prior to that, Mr. Harvey was an executive officer of PhyMatrix Corp. and Executive Vice President of JFK Healthcare System. Mr. Harvey is a director of several organizations, including the emergency medicine industry trade association EDPMA. Mr. Harvey has a Master of Science degree from Nova Southeastern University. Mr. Harvey has more than 20 years of experience in healthcare services serving the public, governmental and private markets.

CORPORATE GOVERNANCE

The business and affairs of the Company are managed by or under the direction of our Board of Directors. The principal functions of the Board and its committees are to:

•       set policy for the Company;

•       assist with strategic planning;

•       select and monitor the performance of the Chief Executive Officer, and

•       provide management with appropriate advice and feedback concerning the business and operations of the Company.

The principal functions of the Board and its committees are more fully described in the Company’s Corporate Governance Guidelines, adopted by our Board of Directors on December 14, 2005. To achieve these goals, the directors will monitor the performance of the Company by regularly attending meetings of the Board and its committees. The Board of Directors was constituted in November 2005, and four of our seven directors were first elected to the Board on December 13, 2005. The Board held five regularly scheduled meetings and five special meetings during 2006. All Board members attended all of the meetings of the Board held in 2006, except that Dr. Iannini attended only those meetings held from June 1, 2006 when he was elected to the Board and Mr. Smith was unable to attend one of the meetings. During 2006, the audit committee held nine meetings, the corporate governance and nominating committee held four meetings, the compensation committee held four meetings and the compliance committee held four meetings. Each of our directors attended all of the meetings held by those committees of the board on which he served.

A copy of our Corporate Governance Guidelines is available on the Company’s website at www.emsc.net and is also available in print to any stockholder who sends a request to Emergency Medical Services Corporation, Attn: Investor Relations, 6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado 80111, (303) 495-1200.

Code of Business Conduct and Ethics and Code of Ethics for the Chief Executive Officer and Senior Financial Officers

The Board of Directors has adopted a “Code of Business Conduct and Ethics” that applies to all of the Company’s officers, employees and directors, and a “Code of Ethics for the Chief Executive Officer and Senior Financial Officers” that applies to our chief executive officer, chief financial officer, corporate officers with financial and accounting responsibilities, including the controller, treasurer and any chief accounting officer, and any other person performing similar tasks or functions. The Code of Business Conduct and Ethics and the Code of Ethics for the Chief Executive Officer and Senior Financial Officers are available at the “Corporate Governance” section of the Company’s website at www.emsc.net. Copies of these codes may also be obtained free of charge from the Company upon a request to Emergency Medical Services Corporation, Attn: Investor Relations, 6200 South Syracuse Way, Suite 200, Greenwood Village, Colorado 80111, (303) 495-1200.

We will promptly disclose any substantive changes in or waiver from, together with reasons for any waiver, either of these codes granted to our executive officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors by posting such information in the “Corporate Governance” section of our website at www.emsc.net.

Director Independence

Onex Corporation currently controls more than 50% of our combined voting power and we are, therefore, a “controlled company” under New York Stock Exchange rules. We currently avail ourselves of the “controlled company” exception under the New York Stock Exchange rules, which eliminates the requirements that we have a majority of independent directors on our Board of Directors and that our compensation and governance and nominating committees be composed entirely of independent directors.

Our Board of Directors consists of seven directors, including four independent directors under NYSE rules: Steven R. Epstein, Paul B. Iannini, M.D., James T. Kelly and Michael L. Smith. The Board of Directors has affirmatively determined that Messrs. Epstein, Iannini, Kelly and Smith do not have any material relationships with the Company and are independent under the criteria established by the New York Stock Exchange for independent board members.

Mr. Epstein is a partner of a law firm that receives fees from the Company, and therefore does not meet the additional audit committee criteria for independence under the NYSE rules. Mr. Smith also serves on the audit committee of the boards of directors of Kite Realty Group Trust, Intermune, Inc., Calumet Specialty Products, LP and Vectren Corporation. The Board of Directors has determined that the simultaneous service by Mr. Smith on the audit committees of more than three public companies would not impair his ability to effectively serve as a member of the Company’s audit committee.

Executive Sessions

The Board of Directors intends to hold executive sessions of the non-management directors at least quarterly, following regularly scheduled in-person meetings of the Board of Directors. Executive sessions do not include any employee directors of the Company. Mr. Le Blanc, the Lead Director, will preside over the executive sessions of the non- management directors.

Board Attendance at Annual Meetings

Board members are invited to attend the Company’s annual meetings but they are not required to do so. The Company reimburses the travel expenses of any director who travels to attend the annual meeting. William Sanger, who is also the chief executive officer of the Company, was the only Board member to attend last year’s annual meeting.

Communications with Directors

Stockholders, employees or other interested parties may communicate with the Board of Directors of the Company, and its Audit Committee, by calling the Ethics & Integrity Helpline at (877) 835-5267 or by writing to Emergency Medical Services Corporation, Attn: Corporate Secretary, 6200 S. Syracuse Way, Greenwood Village, Colorado 80111. These communications will be reviewed by the Ethics & Compliance Department as agent for the non-management directors in facilitating direct communications to the Board of Directors and its Audit Committee. All communications will be handled in a confidential manner, to the degree the law allows. Communications may be made on an anonymous basis; however, in these cases the reporting individual must provide sufficient details for the matter to be reviewed and resolved. The Company will not tolerate any retaliation against an employee who makes a good-faith report.

An interested person may direct communications to any member of our Board of Directors, including our Lead Director, Mr. Le Blanc. However, phone calls to the Ethics & Integrity Helpline will be directed to the appropriate contact at the Company, and may not be directed to our Board of Directors unless specifically requested by the caller. Unless otherwise requested, for calls to the Ethics & Integrity Helpline directed to the Board of Directors, the Ethics & Compliance Department will:

•       direct communications containing complaints relating to accounting, internal accounting controls or auditing matters to the Audit Committee,

•       direct communications containing complaints of non-compliant behavior, such as allegations with respect to non-compliance with healthcare regulations or antitrust violations in the organization, to the Compliance Committee, and

•       direct proposals, nominations and recommendations for prospective director nominees to the chairman of the Company’s Nominating and Corporate Governance Committee.

Copies of actual communications will be provided to the Board of Directors upon its request. The Company will reiterate to employees annually the process for communicating concerns.

Committees of the Board of Directors

Our Board of Directors currently maintains an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and a Compliance Committee. The committee charters are available on our website at www.emsc.net and are also available in print to any stockholder who sends a request to Emergency Medical Services Corporation, Attn: Investor Relations, 6200 S. Syracuse Way, Greenwood Village, Colorado 80111.

Audit Committee

Members	Principal Functions	Meetings in 2006
Michael L. Smith, Chair Paul B. Iannini, M.D. James T. Kelly

•Ensures that the Company conducts its business in conformance with appropriate legal and regulatory standards and requirements

•Annually selects, appoints, evaluates, determines the compensation of, and retains the independent auditors, reviews the services to be performed by the independent auditors and the terms of their engagement, exercises oversight of their activities and, where appropriate, terminates and/or replaces the independent auditors.

•Oversees and ensures adequacy of internal controls and risk management.

•Reviews with management and the independent auditors the Company’s quarterly and annual periodic reports and other financial disclosures such as earnings releases.

•Reviews the results of each external audit and considers the adequacy of the Company’s internal controls.

•Determines the duties and responsibilities of the internal auditors, reviews the internal audit program, and oversees other activities of the internal auditing staff.

•Prepares a report to stockholders included in the Company’s annual proxy statement.

8

The Board has determined that Mr. Smith is an “audit committee financial expert” as defined under the SEC rules. The Board has determined that each member of the Committee is “independent” and “financially literate” in accordance with the listing standards of the NYSE and the SEC.

Compensation Committee

Members	Principal Functions	Meetings in 2006
James T. Kelly, Chair Robert M. Le Blanc Michael L. Smith	•Administers the Company’s stock option plans including the review and grant of stock options to all eligible employees and directors. •Reviews and approves corporate goals and objectives relevant to Mr. Sanger’s compensation, evaluates his performance, determines and approves Mr. Sanger’s compensation. •Reviews and approves the evaluation process and compensation for the Company’s officers. •Prepares a report to stockholders included in the Company’s annual proxy statement.	4

As the Company is a “controlled” company, one of our current Compensation Committee members, Mr. Le Blanc, is not independent, as is permitted by NYSE rules. Mr. Le Blanc does not participate in the approval by the Compensation Committee of equity awards to executive officers.

Corporate Governance and Nominating Committee

Members	Principal Functions	Meetings in 2006
Steven B. Epstein, Chair Don S. Harvey James T. Kelly Robert M. Le Blanc William A. Sanger Michael L. Smith	•Establishes procedures for the nomination process and recommends candidates for election to the Board. •Recommends committee assignments, and the establishment of special committees’ committee chairs. •Reviews and reports to the Board of Directors on corporate governance matters. •Oversees the evaluation of the Board of Directors and management.	4

As the Company is a “controlled” company, three of our current Corporate Governance and Nominating Committee members, Messrs. Harvey, Le Blanc and Sanger, are not independent as is permitted by the NYSE rules.

In accordance with its charter, when a vacancy exists on the Board, the Corporate Governance and Nominating Committee will identify and evaluate potential director candidates and recommend to the Board individuals to fill such vacancy either through appointment by the Board or through election by stockholders. The Committee will consider recommendations of management, stockholders and others.

When evaluating a potential director candidate, the Committee will consider such criteria as it deems appropriate, including a candidate’s integrity, judgment, willingness, capability, experience with businesses and other organizations of comparable nature or size, and the interplay of a candidate’s experience with the experience of other Board members. This evaluation process is the same for nominees submitted by our stockholders. The Committee did not receive any recommendations from stockholders proposing candidates for election at this Annual Meeting. To recommend a prospective nominee for consideration, submit the candidate’s name and qualifications to the following address:

Emergency Medical Services Corporation
6200 S. Syracuse Way, Suite 200
Greenwood Village, Colorado 80111
Attention: Corporate Secretary

All stockholder nominations for director must comply with the procedures set forth in the Company’s By-Laws. For the Corporate Governance and Nominating Committee to consider a candidate recommended by a holder of our class A common stock for nomination, the recommendation must be delivered or mailed to and received by our Corporate Secretary at the Company’s principal office not later than 120 days before the anniversary of the prior year’s proxy statement, in the case of an annual meeting and, in the case of a special meeting, the close of business on the fifteenth day following the date on which the Company first publicly discloses the date of the special meeting. In particular, for nominations to be considered at the 2008 annual meeting of stockholders, the recommendation must be received by December 17, 2007. The notice must:

(i)    give the stockholder’s name, age and business and residence address and those of the person(s) to be nominated,

(ii)   give principal occupation of the nominee,

(iii)  represent that the stockholder is a holder of record at the time of the notice and intends to be a holder on the record date (giving the number of shares and class) and intends to be at the meeting in person or by proxy to make the nomination(s),

(iv)  describe any arrangements or understandings between the stockholder, the nominee(s) and any other person(s) (naming the person(s)) pursuant to which the nomination is made,

(v)    provide any other information about the nominee(s) that must be disclosed in a proxy statement under the SEC’s proxy rules, and

(vi)  include the consent of each nominee to serve as a director if elected.

Compliance Committee

Members	Principal Functions	Meetings in 2006
Robert M. Le Blanc, Chair Steven B. Epstein Michael L. Smith	•Ensures proper communication of compliance issues to Board and its committees. •Reviews significant compliance risk areas and management’s efforts to monitor, control and report such risk exposures. •Monitors the effectiveness of the Company’s Ethics and Compliance Department. •Reviews and approves compliance related policies and proceedings.	4

As the Company is a “controlled” company, one of our current Compliance Committee members, Mr. Le Blanc, is not independent as permitted by NYSE rules.

Director Compensation

Until our Board of Directors adopted the new Non-Employee Director Compensation Program on June 1, 2006, our non-employee directors (other than Mr. Le Blanc) were compensated as follows:

Annual Board Retainer	$35,000
Additional Annual Retainer for Audit Committee Chair	$15,000
Additional Annual Retainer for Compensation Committee Chair	$10,000
In-person Board Meeting Fee	$2,000
Telephonic Board Meeting Fee	$1,000
In-person Committee Meeting Fee	$1,000
Telephonic Committee Meeting Fee	$500

On June 1, 2006, on the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors approved the adoption of the Non-Employee Director Compensation Program. This program provides for the payment of both cash and equity compensation to each of the non-employee directors and is subject to stockholder approval at the Annual Meeting. Pursuant to this program, each of our non-employee directors (other than Mr. Le Blanc) were paid a cash retainer of $29,167 for the period from June 1 through December 31, 2006 and were granted 8,000 restricted stock units, or RSUs. The RSUs, which each represent one share of class A common stock, will vest on May 15, 2007 if the program is approved by the stockholders. Based on the closing price of our common stock on the day preceding the grant date, the RSU grant to each director had a fair market value of $100,000. Please see “Proposal 2—Proposal to Approve the Non-Employee Director Compensation Program” for additional information.

For compensation paid to our directors in 2006, please see “Compensation Discussion & Analysis—Director Compensation.”

Directors who are employees of the Company receive no compensation for their services as a director. Mr. Le Blanc receives no compensation for his services as a member of the Board of Directors, its committees, or as Lead Director.

Compensation Committee Interlocks and Insider Participation

During 2006, the Compensation Committee was comprised of the following three non-employee directors: Mr. Kelly, Chair, Mr. Le Blanc and Mr. Smith. There were no members of the Compensation Committee who served as an officer or employee of the Company or any of its subsidiaries during 2006. In addition, during 2006, no executive officer of the Company served as a director or as a member of the compensation committee of a company which employs a director of the Company.

EXECUTIVE COMPENSATION

Executive Officers of the Company

The following information regarding the Company’s executive officers is as of April 16, 2006.

Name	Age	Position
William Sanger	56	Director, Chairman and Chief Executive Officer
Don S. Harvey	49	Director, President and Chief Operating Officer
Randel G. Owen	48	Chief Financial Officer and Executive Vice President
Dighton C. Packard, M.D.	58	Chief Medical Officer
Todd G. Zimmerman	41	General Counsel and Executive Vice President

Set forth below is a description of the background of each of our executive officers other than Messrs. Sanger and Harvey. For further information about Messrs. Sanger and Harvey, please see “Proposal I—Election of Directors—Continuing Directors.”

Randel G. Owen has been Chief Financial Officer of Emergency Medical Services Corporation and its predecessor since February 10, 2005 and was appointed Executive Vice President as of December 1, 2005. Mr. Owen was appointed Executive Vice President and Chief Financial Officer of AMR in March 2003. He joined EmCare in July 1999 and served as Executive Vice President and Chief Financial Officer from June 2001 to March 2003. Before joining EmCare, Mr. Owen was Vice President of Group Financial Operations for PhyCor, Inc. in Nashville, Tennessee from 1995 to 1999. Mr. Owen has more than 20 years of financial experience in the health care industry. Mr. Owen received an accounting degree from Abilene Christian University.

Dighton C. Packard, M.D. has been Chief Medical Officer of EmCare since 1990 and became Chief Medical Officer of the predecessor of Emergency Medical Services Corporation in April 2005. Dr. Packard is also the Chairman of the Department of Emergency Medicine at Baylor University Medical Center in Dallas, Texas and a member of the Board of Trustees for Baylor University Medical Center and for Baylor Heart and Vascular Hospital. Dr. Packard has practiced emergency medicine for more than 25 years. He received his BS from Baylor University at Waco and his MD from the University of Texas Medical School at San Antonio.

Todd G. Zimmerman has been General Counsel of Emergency Medical Services Corporation and its predecessor since February 10, 2005 and was appointed Executive Vice President effective December 1, 2005. Mr. Zimmerman was appointed General Counsel and Executive Vice President of EmCare in July 2002 and of AMR in May 2004. Mr. Zimmerman joined EmCare in October 1997 in connection with EmCare’s acquisition of Spectrum Emergency Care, Inc. where he served as Corporate Counsel. Prior to joining Spectrum in 1997, Mr. Zimmerman worked in the private practice of law for seven years, providing legal advice and support to various large corporations. Mr. Zimmerman received his BS in Business Administration from St. Louis University and his J.D. from the University of Virginia School of Law.

Officers and Key Employees

Steve Murphy was appointed Senior Vice President of Government and National Services of Emergency Medical Services Corporation effective December 1, 2005. He has served in that role with AMR since 2003. Prior to joining AMR in 1989, Mr. Murphy was National Vice President of Government Relations for CareLine Inc. and MedTrans, Inc., President and Chief Operating Officer of Pruner Health Services, Inc. and Chief Administrative Officer for Pruner’s Napa Ambulance Service, Inc. Mr. Murphy has been active in emergency medical services and the ambulance industry for more than 30 years. He holds a Registered Nursing Degree and has been certified as a Certified Emergency Nurse and Mobile Intensive Care Nurse.

Kimberly Norman was appointed Senior Vice President of Human Resources of Emergency Medical Services Corporation effective December 1, 2005. Ms. Norman joined MedTrans, Inc. in June 1991 and joined AMR in 1997, when it merged with MedTrans. She has held various human resource positions for AMR, including Benefits Specialist, Manager of Human Resources and Employee Development, and Regional and National Vice President of Human Resources. Ms. Norman received her B.B.M. from the University of Phoenix and a Human Resource Management Certification from San Diego State University.

Steve Ratton, Jr. has been Treasurer of Emergency Medical Services Corporation and its predecessor since February 2005 and was appointed Senior Vice President of Mergers and Acquisitions effective December 1, 2005. Mr. Ratton joined EmCare in April 2003 as Executive Vice President and Chief Financial Officer. Prior to joining EmCare, Mr. Ratton served as Treasurer for Radiologix, Inc. from September 2001 to April 2003. Mr. Ratton was Vice President of Finance for Matrix Rehabilitation, Inc. from August 2000 to September 2001, and Director of Finance for PhyCor, Inc. from April 1998 to August 2000. Mr. Ratton has more than 20 years of experience in the healthcare industry, in both hospital and physician settings. Mr. Ratton has an accounting degree from the University of Texas at El Paso.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Executive Compensation

The ability to attract and retain highly motivated, qualified and experienced executives is a crucial element in our ability to maintain and enhance our status as a leading provider of emergency medical services in the United States. We believe that an effective and competitive executive compensation program is a critical factor in recruiting and retaining key executives.

Our Compensation Committee has developed an Executive Officer Evaluation and Compensation Plan, in consultation with management and outside consultants, which provides the Compensation Committee with a tool for gauging the compensation of named executive officers. All elements of our compensation for our named executive officers are determined by the Compensation Committee of the Board of Directors, which is comprised of two independent, non-employee directors and one non-employee director who is not deemed independent, as permitted under New York Stock Exchange rules due to the “controlled company” exception which applies to us.

This plan sets forth certain core practices that define the overriding objectives for our compensation programs for the named executive officers and the role of the various compensation elements in meeting those objectives. These core practices are set forth below:

•       Ensure that all elements of executive compensation and benefits, and of the compensation process, are controlled by the Compensation Committee.

•       Ensure that total executive compensation levels are reasonably linked to the Company’s performance, which requires going beyond financial performance measures.

•       Provide for compensation arrangements to be comparable to similar organizations and jobs, with actual market positions linked to each executive’s contributions toward achieving the Company’s goals.

•       Require all elements of the executive compensation program to be reviewed and approved annually by the Compensation Committee to ensure that all processes and programs are in compliance with relevant laws and regulations.

•       Design compensation arrangements so that they can be easily explained to, and understood by, individuals with a basic business background.

•       Consider various programs and vehicles available for compensation, including cash and equity.

Through these core practices, our executive compensation programs are designed to effectively attract, retain, and motivate top quality executives who have the ability to significantly influence the long-term financial success of EMSC, and who are responsible for effectively managing EMSC’s operations in a way that maximizes stockholder value. The compensation programs for named executive officers seek to achieve a balance between compensation levels and the Company’s annual and long-term budgets, strategic plans, business objectives, and shareholder expectations.

Elements of the Company’s Executive Compensation Program

During 2006, the compensation program for our named executive officers consisted of base salary and short-term cash incentives in the form of annual bonuses. No long-term incentives in the form of equity awards were granted in 2006, although all our named executive officers have option awards from 2005, a significant portion of which remains unvested. Our Board of Directors has approved a Long-Term Incentive Plan, or the LTIP, which will be submitted for stockholder approval at the 2007 Annual Meeting of Shareholders. However, the Compensation Committee has not determined which employees of the Company will receive equity awards under the LTIP following stockholder approval, so it is not possible at this point to determine to what extent our named executive officers will receive awards under the LTIP in comparison to our other employees. During 2006, our named executive officers also participated in various benefit plans made available to most of our employees, and received certain other perquisites and benefits as detailed below.

Base Salary

We pay each of our named executive officers a base salary in cash on a bi-weekly basis. The amount of the salary is reviewed annually and does not necessarily vary with the Company’s performance. We seek to provide base salary in an amount sufficient to attract and retain individuals with the qualities necessary to ensure the short- and long-term financial success of the Company. Base salary for each named executive officer is based upon appropriate competitive reference points, job responsibilities and such executive’s ability to contribute to the Company’s success. We currently intend to target salaries at or about the 50th percentile of peer companies, while recognizing individual differences in scope of responsibilities, qualifications, experience and leadership abilities.

Short-Term Incentives

A portion of the named executive officers’ targeted annual cash compensation is at risk, in the form of an annual cash incentive program, which is contingent upon meeting annual objectives set by the Compensation Committee for each of Messrs. Sanger, Harvey, Owen and Zimmerman, and, in the case of Dr. Packard, upon meeting annual target objectives set in part by Mr. Sanger or Mr. Harvey, in part by clinical performance in his capacity as Chief Medical Officer, in part based on the Company’s general financial performance and in part based on the Company’s performance at his primary hospital (although the bonus based on the Company’s performance at Dr. Packard’s primary hospital is not paid by EMSC). The primary purpose of the annual cash incentive plans is to focus the attention of the named executive officers on the operational and financial performance of the Company.

Long-term Incentives

We have an equity option plan, with the intent of assuring that the key decision makers who impact our long-term success have a meaningful portion of their potential total compensation linked to their success in helping meet long-term performance objectives and increasing stockholder value. Historically, the Compensation Committee has made option grants only to selected executives and management employees.

The Employee Stock Option Plan only allows for the issuance of stock options. However, the LTIP, pending approval by our stockholders at the 2007 Annual Meeting of Stockholders, provides that additional equity instruments—restricted shares, restricted share units, stock appreciation rights, stock awards and performance shares—can be granted to employees, including our named executive officers. The Compensation Committee currently intends to grant only stock options and restricted stock under the LTIP, but may award other forms of equity compensation in the future if it determines it is advisable to do so.

Other Compensation Elements

We offer perquisites to our named executive officers in the form of auto allowances, certain automotive maintenance and operation expenses, as well as certain supplemental insurance expenses. Other than those perquisites, we do not have any other compensation elements, other than standard benefits that are available to most employees of the Company, such as 401(k) matching, subsidized medical and dental insurance and life and disability insurance. From time to time, our Board of Directors and Compensation Committee may consider offering additional programs.

Program Administration, Policies and Process

The Compensation Committee is appointed by the Board of Directors and its functions include the following:

•       Annually review and approve goals and objectives relevant to compensation of the chief executive officer, evaluate the chief executive officer’s performance in light of those goals and objectives, and determine and approve the chief executive officer’s compensation level, including base, bonus and equity compensation, based on that evaluation.

•       Review and approve on an annual basis the evaluation process and compensation structure for the Company’s named executive officers.

•       Administer and grant option and awards under the Company’s stock option plan or other equity-based plans or programs that may be approved from time to time.

•       Review the Compensation Discussion and Analysis section included in the Company’s annual proxy statement and make recommendations in connection with its review to the Board of Directors.

To obtain access to independent compensation data, analysis and advice, the Compensation Committee retains the services of Watson Wyatt Worldwide. The lead consultant attended one Corporate Governance and Nominating Committee meeting, and in 2007 attended certain Compensation Committee meetings at the invitation of the Compensation Committee. Examples of projects assigned to the consultant in fiscal 2006 include evaluation of the composition of our peer group of companies, evaluation of our executive compensation as compared to general market compensation data and the peer companies’ compensation data, evaluation of our executive compensation programs, and evaluation of non-employee director compensation.

The Compensation Committee

The Compensation Committee meetings typically include an executive session without members of management present. In 2006, the Compensation Committee met four times, and three of those meetings included an executive session. The Compensation Committee believes that input from both management and the consultant provide useful information and perspectives to assist the Compensation Committee in reaching its own views on compensation. The Compensation Committee makes the final decisions as to the design of the Company’s program and level of compensation for the Chief Executive Officer and the Company’s other named executive officers, and is assisted by information and recommendations from the consultant and our Chief Executive Officer.

The Compensation Committee considers a number of important and relevant factors when making decisions on compensation program structure and individual compensation awards and payments. Such factors include, but are not limited to: market competitiveness of total compensation opportunities, Company-wide performance, individual performance, retention risk and individual potential. The Compensation Committee has the benefit of direct access to its compensation consultant, and may request various tools and analyses, as needed, to view a complete profile of each named executive officer’s current total compensation, the value of realized and unrealized stock option awards, stock ownership and payments due under various termination scenarios.

The Compensation Committee establishes all elements of compensation for the Chief Executive Officer and approves them only after careful consideration of all appropriate factors. In setting total compensation for executives other than the Chief Executive Officer, the Compensation Committee considers both individual and Company-wide performance as well as salary recommendations from the Chief Executive Officer.

In conducting the market assessment, the Compensation Committee has developed a peer group of publicly traded healthcare companies. This peer group is reviewed periodically by the Compensation Committee. There are no public companies of similar size to the Company with precisely the same mission. Therefore, the selection of a peer group began with a review of the organizations that various outside financial analysts have used to compare the Company’s financial performance. After discussions with management and the Compensation Committee, a group was selected that includes the companies listed below. This list was used to benchmark base salary, total cash compensation, and total direct compensation (including equity awards) for the named executive officers.

•       AMN Healthcare Services, Inc.

•       Community Health Systems, Inc.

•       Cross Country Healthcare, Inc.

•       Health Management Associates, Inc.

•      Healthsouth Corp

•       Lifepoint Hospitals, Inc.

•       Lincare Holdings, Inc.

•       Manor Care, Inc.

•      Medcath Corp

•       Omnicare, Inc.

•       Pediatrix, Inc.

•      Rural/Metro Corp

•       Universal Health Services, Inc.

Limits on Tax-Deductible Compensation

The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code. Section 162(m) disallows tax deduction to any publicly-held corporation for individual compensation exceeding $1 million in any taxable year paid to the Chief Executive Officer or any of the four other most highly compensated executive officers, unless compensation is performance-based. The Compensation Committee believes that Section 162(m) will not reduce the tax deductions that would be available to us for executive compensation in 2006. The Compensation Committee’s present intention is to qualify executive officers’ compensation to the extent reasonable for deductibility under applicable tax laws. However, in order to meet its objectives of attracting, retaining and rewarding the executive talent necessary for the Company’s success, the Compensation Committee may authorize non performance-based compensation in excess of $1 million, and recognizes that the loss of the tax deduction may be unavoidable under such circumstances.

Nonqualified Deferred Compensation.   On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, and added Section 409A to the Internal Revenue Code, which changed the tax rules applicable to nonqualified deferred compensation arrangements. If an executive is entitled to nonqualified deferred compensation that is subject to Section 409A, and such arrangement does not comply with Section 409A, the executive will be taxed on the benefits when they vest (even if not distributed), and will be subject to an additional 20% federal income tax and interest. While the final Treasury Regulations on Section 409A have not become effective yet, the Company believes it is operating in good faith compliance with the statutory provisions which were effective January 1, 2005.

Accounting for Stock-Based Compensation.   The Company records the expense of stock option awards over the period in which the options vest, consistent with the provisions of SFAS No. 123(R) Accounting for Stock-Based Compensation. The stock options are valued using the Black-Scholes valuation method on the date of grant. Prior to January 1, 2006, the Company recorded equity-based compensation in accordance with the provisions of SFAS No. 123 Accounting for Stock-Based Compensation.

Compensation Elements

The following sections describe the various elements of our compensation program for our named executive officers, including objectives, market positioning, structure, operation and other information specific to 2006 payments, awards and compensation adjustments.

Base Salary

Base salary for each named executive officer is established at a level that we believe is sufficient to attract and retain individuals with the qualities necessary for the long-term financial success of the Company. Salaries are generally positioned at the median of the defined peer group, with the exception of Dr. Packard, whose aggregate compensation is unique due to his dual corporate and clinical functions and his base salary is therefore not readily comparable to any peer group. However, we believe Dr. Packard’s salary reflects the fair market value of his position.

The Compensation Committee reviews base salaries of named executive officers annually, in accordance with the provisions of the executive officers’ employment agreements.  Salary adjustments take into account the market data compiled by Watson Wyatt in the context of an executive’s role, responsibilities, experience, tenure, individual performance and contribution to our results. Upon review of all inputs, including the market data compiled by Watson Wyatt, the Compensation Committee conferred with the Chief Executive Officer at the May 2006 Compensation Committee meeting and reviewed recommendations concerning adjustments to base compensation for the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and General Counsel.

In February 2007, the Compensation Committee increased the base salary for the named executive officers, other than Dr. Packard, by 3.5%, effective April 1, 2007. Immediately thereafter, the Compensation Committee also granted a $20,000 annual base salary increase to Messrs. Owen and Zimmerman in order to maintain compensation at or above the median of the defined peer group, effective April 1, 2007.

Working with management, the Compensation Committee has also developed an evaluation tool to assess overall managerial and leadership skill. Because communication with the management team is an important component to successfully leading the Company, the evaluation tool elicits feedback from each named executive officer’s direct reports, along with seventy-five percent of a larger group of “peer” management employees, as well as Board members. This tool will be used as one factor in the Compensation Committee’s assessment of base salary increases of named executive officers going forward, including in fiscal 2007.

Short-term Incentives

The employment agreements of the executive officers provide that each executive will be able to participate in a short-term incentive plan, under which payment is based upon performance targets to be established each year by the Board of Directors or the Compensation Committee.

The Compensation Committee approved the Company performance targets and individual target bonuses for named executive officers for 2006 in May 2006. These targets were based on the Compensation

Committee’s requirement that the Company achieve a specified percentage increase over the 2005 EBITDA target before bonuses were to be awarded to the applicable named executive officers.

The Compensation Committee determines the named executive officers’ bonuses from an incentive “pool” created by the difference between the prior fiscal year’s Company EBITDA (which we define as operating income plus depreciation and amortization expense) and the current fiscal year’s EBITDA. Once the threshold level of performance determined by the Compensation Committee has been achieved, an incentive pool totaling 7.5% of Company EBITDA in excess of the prior year’s EBITDA is distributed on a pro rata basis among the named executive officers, except for Dr. Packard, who participates in separate bonus plans.

The 2006 short-term incentive award was funded through financial performance improvements over the Company’s 2005 EBITDA. Individual executive payouts were payable in the proportion which the individual named executive officer’s target bonus represents to the combined executive target bonuses. For 2006, the Compensation Committee based this proportionate weighting on the following percentages: 100% for the Chief Executive Officer, 75% for the Chief Operating Officer, and 55% each for the Chief Financial Officer and the General Counsel.  These targets are based on the review of market practice, looking at both total target cash compensation for the peer group, general incentive plan practice for a broad group of companies, and desired weighting of incentive plan payouts among the applicable executives. Furthermore, these targets represent the target bonuses set in each executive officer’s employment agreement as adjusted, in the case of Messrs. Owen and Zimmerman, from 50% to 55%.

Under this structure, the performance measures are therefore not individualized for each named executive officer, but rather align the annual bonus compensation of Messrs. Sanger, Harvey, Owen and Zimmerman as a group with the performance of the Company as a whole. Under these targets, the bonuses are based on meeting Company financial targets and do not provide for upward or downward adjustment based on any named executive officers’ individual performance. As a result, there is no guarantee that any named executive officer will receive a bonus, and there is also no maximum amount that a named executive officer can receive. The Compensation Committee will continue to use the same performance measure for 2007, except that the 2007 EBITDA threshold requires a minimum 10% EBITDA increase from 2006 in order to pay bonuses to the named executive officers, except Dr. Packard.

The determination of the extent to which EBITDA thresholds have been met or have been exceeded are based on the audited year-end financial results of the Company. Given the need for audited financial statements, we pay annual cash bonuses, if earned, in March of the fiscal year following the year during which performance was measured.

Dr. Packard is paid an annual bonus in part pursuant to his compensation arrangement under the Management and Exempt Incentive Plan, or MEIP, and in part from his clinical and medical director duties with Baylor Health Care System in Dallas, Texas. Similar to the performance target structure of the bonus pool for the other named executive officers, participants in the MEIP, which is currently available to approximately 1,600 employees of EMSC, are eligible to receive a percentage of their target bonus if the Company has met 93% of the EBITDA threshold established by the Compensation Committee; each participant’s potential bonus is adjusted up or down on a sliding percentage scale depending on whether the EBITDA target exceeds, meets or underperforms expectations, and whether certain other factors based on the employee’s department targets and fulfillment of individual and strategic goals are accomplished. The Compensation Committee has set the targets for 2007 approximately commensurate with our earnings targets for 2007. MEIP awards are paid in cash, if earned, in the fiscal year following the year in which performance was measured. Dr. Packard was paid a bonus of $132,292 for his 2006 performance pursuant to the MEIP. In addition, Dr. Packard’s duties with Baylor Health Care System entitle Dr. Packard to $400,000 annually, 20% of any EBITDA operating profit in excess of the target

EBITDA from his contract with the Baylor Health Care System, and a guaranteed fee of $133 per hour for patient treatment, all payable on a monthly basis.

The Compensation Committee believes that EBITDA is the appropriate measure for the performance goal to align the interests of management with the interests of our stockholders, in part because the Compensation Committee recognizes the prevalence of EBITDA as a measure of the Company’s financial performance among outside financial analysts and investors, and in part because it represents what we believe to be the best measure of our profitability. Our public earnings targets are also set in reference to EBITDA in recognition of its widespread use in the financial community. Part of the annual review of executive and employee pay also includes a review of incentive plan targets.

In 2006, based on $173.7 million of EBITDA, which represented growth over 2005 EBITDA of 18.3%, the pool generated for named executive officers, other than Dr. Packard, was $2,078,100. In February 2007, the Compensation Committee determined that the threshold level of EBITDA had been achieved. Cash awards to the named executive officers, which were paid in March 2007, were as follows:

•      William A. Sanger, $1,106,731

•      Don Harvey, $488,125

•      Randel Owen, $250,571

•      Todd Zimmerman, $232,673

Long-term Incentives

The Compensation Committee is responsible for establishing and administering the Company’s equity compensation programs and for awarding equity compensation to the executive officers.  Our equity program provides equity in the form of stock options. In 2006, there were no stock options granted to the named executive officers.

In making the determination to award no options in 2006, the Compensation Committee considered the number of stock options already held by the named executive officers and the effect of dilution on our share value, as well as future impact on operating income and net income.  Our executive officers and certain other employees received an initial grant of stock options in connection with the acquisition of AMR and EmCare in February 2005. Mr. Le Blanc, our non-employee director who is not deemed independent under NYSE rules, does not participate in awarding equity grants.

The LTIP, pending approval by our stockholders at the 2007 annual meeting, provides that additional equity vehicles—restricted shares, restricted share units, stock appreciation rights, stock awards and performance shares—can be granted to our employees, including our named executive officers. The Compensation Committee currently intends to grant only stock options and restricted shares under the LTIP, but may award other forms of equity compensation in the future if it determines it is advisable to do so.

Other Compensation Elements

The Company provides officers and other employees with certain benefits to protect an employee and his or her immediate family in the event of illness, disability or death. Named executive officers are eligible for health and welfare benefits available to all eligible Company employees during active employment on the same terms and conditions, as well as basic life insurance and accidental death insurance coverage.

The Company does not have a pension plan for employees or executives. EMSC does offer a tax-qualified 401(k) plan that, subject to IRS limits, allows executives and employees to contribute a portion of their cash compensation on a pre-tax basis to an account that is eligible to receive matching contributions from the Company of fifty cents for each dollar contributed by the employee, up to 6% of his or her salary per pay period.

In addition to the health and welfare benefits generally available to all salaried, full-time employees, EMSC also provides all named executive officers, except Dr. Packard, with an annual auto allowance of $14,400, and certain related operating and auto insurance expenses, all as further described in the footnotes to the Summary Compensation Table. In addition, EMSC provides Messrs. Sanger, Harvey and Owen with supplemental life insurance beyond the level of coverage offered generally to employees.

Compensation of Named Executive Officers

The following table sets forth the compensation of our chief executive officer, chief financial officer and the three other most highly compensated executive officers during fiscal 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
(a)	(b)	(c)	(d)(1)	(e)	(f)	(g)	(h)	(i)		(j)
William A. Sanger Chief Executive Officer	2006	876,539	1,106,731	—	—	—	—	64,284	(2)	2,047,554
Randel G. Owen Executive Vice President and Chief Financial Officer	2006	360,837	250,571	—	—	—	—	25,983	(3)	637,391
Don S. Harvey President and Chief Operating Officer	2006	505,866	488,125	—	—	—	—	32,852	(4)	1,026,843
Todd G. Zimmerman Executive Vice President and General Counsel	2006	328,813	232,673	—	—	—	—	19,440	(5)	580,926
Dighton C. Packard, M.D. Chief Medical Officer(6)	2006	269,175	602,644	—	—	—	—	8,883		880,703

(1)    These amounts represent 2006 bonuses.

(2)    Includes (a) an annual auto allowance of $14,400, (b) Company 401(k) match of $5,029, (c) general term life and supplemental individual life insurance expenses of $40,137, and (d) $4,718 in auto maintenance and fuel expenses permitted pursuant to the terms of Mr. Sanger’s employment agreement.

(3)    Includes (a) an annual auto allowance of $14,400, (b) Company 401(k) match of $5,029, (c) general term life and supplemental individual life insurance expenses of $4,955, and (d) $1,598 in auto maintenance and fuel expenses permitted pursuant to the terms of Mr. Owen’s employment agreement.

(4)    Includes (a) an annual auto allowance of $14,400, (b) Company 401(k) match of $5,029, and (c) general term life and supplemental individual life insurance expenses of $12,223 permitted pursuant to the terms of Mr. Harvey’s employment agreement.

(5)    Includes (a) an annual auto allowance of $14,400, (b) Company 401(k) match of $5,029,and (c) insurance expenses of $519, as permitted pursuant to the terms of Mr. Zimmerman’ employment agreement. In addition, Mr. Zimmerman received $692 in fuel reimbursements from the Company, and the auto allowance reflects an increase in his auto allowance from $600 per month to $1,200 per month effective in March 2006.

(6)    Dr. Packard received $269,175 in salary for services rendered in 2006 from EMSC. The remaining $602,645 in bonus derives from $470,352 from providing clinical services to entities contractually affiliated with EMSC in his capacity as our Chief Medical Officer and $132,292 from our Management Exempt Incentive Plan.

Substantially all of our salaried employees, including our named executive officers, participate in our 401(k) savings plans. We maintain three defined contribution plans for eligible AMR employees. Employees were allowed to contribute a maximum of 40% of their compensation up to a maximum of $15,000 in 2006. We match the contribution up to a maximum of 3% on the first 6% of the employee’s salary per year, depending on the plan. Eligible EmCare employees may elect to contribute 1% to 25% of their annual compensation and we match up to a maximum of 3% on the first 6% of base compensation that an employee contributes.

Prior to our acquisition of AMR and EmCare, our named executive officers participated in the Laidlaw International, Inc. U.S. Supplemental Executive Retirement Arrangement, or SERP. The benefit amount payable under the plan at age 65 is based upon an employee’s final average earnings. The form of the benefit would be an annuity, guaranteed for five years. Based on the number of years of service and their respective salaries prior to the acquisition, the following are the total estimated accrued values of future benefits payable under the Laidlaw SERP to the named executive officers on retirement, calculated at August 31, 2004: Mr. Sanger—$169,532; Mr. Harvey—$69,782; Mr. Owen—$141,190; Dr. Packard—$169,030; and Mr. Zimmerman—$92,481. No additional benefits will accrue under the SERP.

The following table sets forth information concerning the number of unexercised Company stock options, stock that has not vested and equity plan awards for each of the named executive officers as of December 31, 2006.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)	(i)	(j)
William A. Sanger	277,906	277,906	926,356	(2)	6.67	February 10, 2015	—	—	—	—
Randel G. Owen	46,317	46,317	277,908	(3)	6.67	February 10, 2015	—	—	—	—
Don S. Harvey	46,317	46,317	277,908	(3)	6.67	February 10, 2015	—	—	—	—
Todd G. Zimmerman	18,527	18,527	111,163	(3)	6.67	February 10, 2015	—	—	—	—
Dighton C. Packard, M.D.	6,093	6,093	36,564	(3)	6.67	February 10, 2015	—	—	—	—

(1)    The options may expire earlier, upon termination of employment or certain corporate events. If the employee’s employment is terminated prior to February 10, 2015, his options will expire earlier as follows: (a) upon the termination of employment if the termination is for “cause”, (b) 30 days after the termination of employment, or such other date as determined by the compensation committee, following termination by the employee for “good reason” or by us without “cause” or due to retirement, or (c) 90 days after termination of employment due to death or disability. Vesting of the options may accelerate, and all options will terminate if not exercised, upon (i) a sale of our equity (other than the sale as part of our initial public offering) whereby any person other than existing equity holders as of the grant date (February 10, 2005) acquire the voting power to elect a majority of our board of directors or (ii) a sale of all or substantially all of our assets.

(2)    The options vest ratably on the first eight six-month anniversaries of the grant date, provided, that the exercisability of one-half of the options is conditioned upon meeting certain specified performance targets. If Mr. Sanger is terminated, the options will vest as scheduled to the nearest six-month anniversary of the grant date.

(3)    The options vest ratably on the first four anniversaries of the grant date, provided, that the exercisability of one-half of the options is conditioned upon meeting certain specified performance targets.

Option Exercises and Stock Vested

None of our named executive officers exercised any stock options during fiscal 2006.

Pension Benefits

We do not have any plan that provides for payments or other benefits at, following, or in connection with retirement for any of the named executive officers at this time.

Nonqualified Deferred Compensation

We do not have any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Director Compensation

Directors who are employees of the Company receive no additional compensation for serving on the Board or its committees. Mr. Le Blanc receives no compensation for his services as a member of the Board, its committees, or as Lead Director. In 2006, we provided the following compensation to directors other than Messrs. Sanger, Harvey and Le Blanc.

The following table sets forth information regarding the compensation of directors for fiscal 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Stock Option Awards(2)	All Other Compensation ($)	Total ($)
Steven B. Epstein	56,250	100,000	—	—	156,250
Paul B. Iannini, M.D.	29,167	100,000	—	—	129,167
James T. Kelly	59,417	100,000	—	—	159,417
Michael L. Smith	63,917	100,000	—	—	163,917

(1)    Each non-employee director other than Mr. Le Blanc received a grant on June 1, 2006 of RSUs with a grant date fair value of $100,000 (8,000 shares). This stock will vest on June 1, 2007 if the director is still a member of the Board on that date and the Director Program is approved by the stockholders at the annual meeting. The table shows the expense that will be recognized by the Company for the RSUs for each director’s stock award.

(2)    No stock options were granted in 2006.

The following table sets forth information regarding the non-employee directors’ outstanding stock option awards:

Name	Grant Date	Expiration Date	Exercise Price	Outstanding Stock Options(1)
Steven B. Epstein	07/29/2005	07/29/2015	$6.67	3,750
James T. Kelly	07/29/2005	07/29/2015	$6.67	3,750
Michael L. Smith	07/29/2005	07/29/2015	$6.67	3,750

(1)    The options vest ratably on the first four anniversaries of the grant date, beginning July 29, 2006, provided that the exercisability of one-half of the options is conditioned upon meeting certain specified performance targets.

Compensation Committee

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Compensation Committee is responsible for overseeing our compensation programs. As part of that responsibility, the Compensation Committee determines all compensation for the Chief Executive Officer and the Company’s other executive officers as defined by SEC rules. The Compensation Committee also oversees our equity award programs.

Compensation Committee Report

We have reviewed and discussed with management the Compensation Discussion and Analysis for fiscal 2006. In reliance on these reviews and discussions, the Compensation Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in the proxy statement for the 2007 annual stockholders meeting for filing with the SEC.

Respectfully submitted by the Compensation Committee

James T. Kelly, Chair
Michael C. Smith
Robert M. Le Blanc

Employment Agreements and Severance Arrangements

We have entered into employment agreements with Messrs. Sanger, Harvey, Owen and Zimmerman, each effective February 10, 2005, and with Dr. Packard effective April 19, 2005. Mr. Sanger’s employment agreement has a five-year term and Mr. Harvey’s employment agreement has a four-year term. The employment agreements of Mr. Owen, Mr. Zimmerman and Dr. Packard have a three-year, a two-year term and a one-year term, respectively, and renew automatically for successive one-year terms unless either party gives notice at least 90 days prior to the expiration of the then current term. Each executive has the right to terminate his agreement on 90 days’ notice, in which event he will be subject to the non-compete provisions described below, provided he receives specified severance benefits as set forth below. The employment agreements include provisions for the payment of an annual base salary as well as the payment of a bonus based upon the achievement of performance criteria established by our board of directors or, in the case of Dr. Packard, our Chief Executive Officer or President. The annual base salary of Mr. Sanger is subject to annual review and adjustment after the second anniversary of the effectiveness of the agreement. The annual base salary of Messrs. Harvey, Owen and Zimmerman are subject to annual review and adjustment after the first anniversary of the effectiveness of the agreements. Dr. Packard’s base salary is subject to a $100,000 increase if he reduces his clinical activities and increases the time he provides services to us.

Dr. Packard also has an employment agreement with a physician group contractually affiliated with EmCare. Please see “Certain Relationships and Related Party Transactions—Employment Agreements and Indemnification Agreement” for information about this agreement.

If we terminate a named executive officer’s employment without cause or any of them leaves after a change of control for one of several specified reasons, we have agreed to continue the executive’s base salary and provide his benefits for a period of 24 months from the date of termination for Messrs. Sanger, Harvey and Owen, 18 months for Mr. Zimmerman, and 12 months for Dr. Packard. These agreements contain non-competition and non-solicitation provisions pursuant to which the executive agrees not to compete with AMR or EmCare or solicit or recruit our employees for a period from the date of termination for 24 months in the case of Mr. Sanger, Mr. Harvey, Mr. Owen and Dr. Packard and 12 months in the case of Mr. Zimmerman.

The annual base salary for each named executive officer has been increased 3.5% for 2007, and, in the cases of Mr. Owen and Mr. Zimmerman, raised by an additional $20,000 following the 3.5% raise. The 2007 base salaries, which became effective on April 1, 2007, are as follows:

Executive	Annual Base Salary
William A. Sanger	$910,800
Don S. Harvey	$535,613
Randel G. Owen	$394,929
Todd G. Zimmerman	$368,148
Dighton C. Packard, M.D.	$278,519

Each executive officer, other than Dr. Packard, is entitled to a bonus equal to such officer’s pro rata share (as allocated between Messrs. Sanger, Harvey, Owen and Zimmerman) of the difference between the Company EBITDA for the previous year and the EBITDA achieved for the current fiscal year, provided that a threshold amount set by the Compensation Committee has been achieved. The pro rata share of each officer is based on the bonus target percentages listed in each officer’s employment agreement, as may be amended from time to time. Dr. Packard’s cash compensation includes a bonus that is contingent upon meeting annual target objectives set in part by Mr. Sanger or Mr. Harvey, in part by clinical performance in his capacity as Chief Medical Officer, and in part based on the Company’s performance at his primary hospital.

Pursuant to their employment agreements, effective February 10, 2005, we granted options to purchase our class A common stock to each named executive officer. The option grant to each of these named executive officers was conditioned upon his investment in our equity in an amount as indicated in his respective employment agreement.

Our executive employment agreements with Messrs. Sanger, Harvey, Owen and Zimmerman include indemnification provisions. Under those agreements, we agree to indemnify each of these individuals against claims arising out of events or occurrences related to that individual’s service as our agent or the agent of any of our subsidiaries to the fullest extent legally permitted. Under Delaware law, an officer may be indemnified, except to the extent any claim arises from conduct that was not in good faith or in a manner reasonably believed to be in, or not opposed to, our best interest or, with respect to any criminal action or proceedings, there was reasonable cause to believe such conduct was unlawful.

During fiscal 2006, we have not engaged in any transactions valued in excess of $120,000 with any of our executive officers, directors or holders of more than 5% of our outstanding voting securities, other than the transactions described below in the section captioned “Certain Relationships and Related Party Transactions.”

Potential Payments Upon Termination or Change-in-Control

The information below describes and quantifies certain compensation that would become payable to our named executive officers under existing plans and their respective employment agreements if the named executive’s employment had been terminated on December 29, 2006, given the named executive’s compensation and service levels as of such date and, where applicable, based on the Company’s closing stock price on that date. These benefits are in addition to benefits available generally to salaried employees, such as distributions under the Company’s 401(k) savings plans, disability benefits and accrued vacation benefits.

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, the Company’s stock price and the executive’s age. None of the named executives were eligible to receive immediate retirement benefits as of December 31, 2006.

Name	Severance (Salary) ($)	Severance (Bonus) ($)(3)	Acceleration of Vesting of Time-Based Option Awards ($)(1)	Acceleration of Vesting of Performance-Based Option Awards ($)(2)	Other Benefits
William A. Sanger	1,821,600	—	6,628,077	10,604,912	18,695	(4)
Randel G. Owen	789,858	250,571	1,988,421	2,651,228	22,377	(4)
Don S. Harvey	1,071,226	488,125	1,988,421	2,651,228	18,056	(4)
Todd G. Zimmerman	552,222	232,673	795,369	1,060,500	17,075	(5)
Dighton Packard, M.D.	278,519	132,292	261,605	348,806	7,601	(6)

(1)             These numbers represent the value of the executive’s unvested options governed by time-based measures that would have automatically vested upon a change in control or upon termination without cause at December 31, 2006. The value assumes exercise of all such shares at $20.98 (the closing price of our stock on the New York Stock Exchange on December 29, 2006, which was the last trading day of our fiscal year) minus the value of the same number of stock multiplied by the exercise price of $6.67.

(2)             These numbers represent the value of the executive’s unvested options governed by performance-based measures that would have automatically vested upon a change in control in which Onex Partners LP realized a 15% internal rate of return at December 31, 2006. The value assumes exercise of all such shares at $20.98 (the closing price of our stock on the New York

Stock Exchange on December 29, 2006, which was the last trading day of our fiscal year) minus the value of the same number of stock multiplied by the exercise price of $6.67.

(3)             The executives, except Mr. Sanger, are entitled to a pro rata percentage of their bonus at termination, where the numerator is the full amount of months of the bonus period served and the denominator is 12. For purposes of this calculation, we have assumed that the executive was terminated at December 31, 2006, which was the end of the 2006 bonus period. This bonus payment could vary significantly in future years, as there is no minimum or maximum bonus set for the named executive officers.

(4)             Upon termination, the executive is entitled to medical, dental and group life insurance for a period of 24 months.

(5)             Upon termination, the executive is entitled to medical, dental and group life insurance for a period of 18 months.

(6)             Upon termination, the executive is entitled to medical and dental insurance for a period of 12 months.

Individual Termination/Change-in-Control Arrangements

William A. Sanger.   Mr. Sanger may terminate his employment for any reason upon 90 days’ written notice to the Company. The Company may waive such notice, in whole or in part, upon immediate payment to Mr. Sanger of his base salary for such portion of the notice period that is waived. Upon such termination, the Company may elect to pay Mr. Sanger his base salary for a period of 24 months following such termination as consideration for his agreement not to compete for that period of time. The Company may terminate Mr. Sanger’s employment for cause without notice or pay. If the Company terminates Mr. Sanger’s employment without cause, it shall pay him his base salary of a period of 24 months following such termination and shall continue to provide him with medical, dental and term life insurance for such period (or an equivalent lump sum cash payment). Additionally, all time-governed options owned by Mr. Sanger shall immediately vest and become exercisable. Mr. Sanger may terminate his employment under certain circumstances following a change in control of the company. Upon such termination, Mr. Sanger will be entitled to the same severance benefits as if he had been terminated by the Company without cause. Mr. Sanger has agreed that for the term of his employment and a period of 24 months thereafter, he will not engage in certain competitive activities with respect to the Company. Upon the occurrence of a liquidity event, half of Mr. Sanger’s unvested options will become fully vested and exercisable, and in the event that Onex Partners LP realizes a 15% internal rate of return upon such event, all of the other options granted to Mr. Sanger pursuant to the Company’s stock option plan will become fully vested and exercisable.

Don S. Harvey.   Mr. Harvey may terminate his employment for any reason upon 90 days’ written notice to the Company. The Company may waive such notice, in whole or in part, upon immediate payment to Mr. Harvey of his base salary for such portion of the notice period that is waived. Upon such termination, the Company may elect to pay Mr. Harvey his base salary for a period of 24 months following such termination as consideration for his agreement not to compete for that period of time. The Company may terminate Mr. Harvey’s employment for cause without notice or pay. If the Company terminates Mr. Harvey’s employment without cause, it shall pay him his base salary of a period of 24 months following such termination and shall continue to provide him with medical, dental and term life insurance for such period (or an equivalent lump sum cash payment). Additionally, if the performance targets for that year have been met, Mr. Harvey will be entitled to a pro rata portion of his bonus. Mr. Harvey may terminate his employment under certain circumstances following a change in control of the company. Upon such termination, Mr. Harvey will be entitled to the same severance benefits as if he had been terminated by the Company without cause. Mr. Harvey has agreed that for the term of his employment and a period of 24 months thereafter, he will not engage in certain competitive activities with respect to the Company. Upon the occurrence of a liquidity event, half of Mr. Harvey’s unvested options will become fully vested and exercisable, and in the event that Onex Partners LP realizes a 15% internal rate of return upon such event, all of the options granted to Mr. Harvey pursuant to the Company’s stock option plan will become fully vested and exercisable.

Randel G. Owen.   The Company may terminate Mr. Owen’s employment for cause upon payment by the Company to Mr. Owen of all salary earned by him up to the date of termination. Either party may terminate without cause by providing the other with 90 days’ prior written notice. If termination is by Mr. Owen, the Company may waive such notice, in whole or in part, upon immediate payment to Mr. Owen of his base salary for such portion of the notice period that is waived. Upon such termination, the Company may elect to pay Mr. Owen his base salary for a period of 24 months following such termination as consideration for his agreement not to compete for that period of time. If Mr. Owen is terminated by the Company without cause or if he chooses to terminate in the event of a material breach by the Company which continues for more than thirty days following notice to the Company of such breach, he will be entitled to receive all salary earned up to the date of termination and his base salary of a period of 24 months following such termination and the Company shall continue to provide him with medical, dental and term life insurance for such period. Additionally, if the performance targets for that year have been met, Mr. Owen will be entitled to a pro rata portion of his bonus. If Mr. Owen elects to terminate his employment following a change in control of the Company he will be entitled to the severance payments, medical, dental and term life insurance benefits described above. Upon the occurrence of a liquidity event, half of Mr. Owen’s unvested options will become fully vested and exercisable, and in the event that Onex Partners LP realizes a 15% internal rate of return upon such event, all of the options granted to Mr. Owen pursuant to the Company’s stock option plan will become fully vested and exercisable.

Todd Zimmerman.   The Company may terminate Mr. Zimmerman’s employment for cause upon payment by the Company to Mr. Zimmerman of all salary earned by him up to the date of termination. Either party may terminate without cause by providing the other with 90 days’ prior written notice. If termination is by Mr. Zimmerman, the Company may waive such notice, in whole or in part, upon immediate payment to Mr. Zimmerman of his base salary for such portion of the notice period that is waived. Upon such termination, the Company may elect to pay Mr. Zimmerman his base salary for a period of 18 months following such termination as consideration for his agreement not to compete for that period of time. If Mr. Zimmerman is terminated by the Company without cause or if he chooses to terminate in the event of a material breach by the Company which continues for more than thirty days following notice to the Company of such breach, he will be entitled to receive all salary earned up to the date of termination and his base salary of a period of 18 months following such termination and the Company shall continue to provide him with medical, dental and term life insurance for such period. Additionally, if the performance targets for that year have been met, Mr. Zimmerman will be entitled to a pro rata portion of his bonus. If Mr. Zimmerman elects to terminate his employment following a change in control of the Company he will be entitled to the severance payments, medical, dental and term life insurance benefits described above. If Mr. Zimmerman does not receive severance benefits upon termination of his employment with the Company, his obligation not to engage in certain competitive activities shall only be for 12 months following termination. Upon the occurrence of a liquidity event, half of Mr. Zimmerman’s unvested options will become fully vested and exercisable, and in the event that Onex Partners LP realizes a 15% internal rate of return upon such event, all of the options granted to Mr. Zimmerman pursuant to the Company’s stock option plan will become fully vested and exercisable.

Dighton Packard, M.D.   If Dr. Packard’s employment is terminated by the Company for cause, the Company shall have not obligation to make any further payment or to provide any benefit to Dr. Packard, other than such payments and benefits which have accrued and not yet been paid on the date of termination. If Dr. Packard is terminated by the Company without cause upon 90 day’s prior written notice, he shall be entitled to receive all salary earned up to the date of termination and his base salary of a period of 12 months following such termination plus a pro rata portion of his performance bonus and the Company shall continue to provide him with medical, dental and term life insurance for such period. Dr. Packard agrees that during the term of his employment and for a period of 24 months thereafter, he will not engage in certain competitive activities with the Company.

PROPOSAL 2

PROPOSAL TO APPROVE THE EMSC NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM

On June 1, 2006, on the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors approved the adoption of the Non-Employee Director Compensation Program, or the Director Program. The purposes of the Director Program are to attract and retain the best available individuals for service as non-employee directors of the Company, to provide additional incentive to such individuals to serve and to encourage their continued service on the Board. The Director Program is also intended to align the interests of our non-employee directors with our stockholders by making a significant portion of their compensation tied to the value of our class A common stock.

The Board directed that the Director Program be submitted to the stockholders for approval. If the Director Program is approved at the 2007 stockholders meeting, it will continue in effect until June 1, 2016. On June 1, 2006, each non-employee director (other than Mr. Le Blanc) was awarded a grant of 8,000 restricted stock units, or RSUs, each RSU representing one share of the Company’s class A common stock. If the Director’s Program is approved by the stockholders, these RSUs will vest on the date of the 2007 annual meeting of stockholders. If the Director Program is not approved by stockholders, the RSUs granted in June 2006 will be cancelled and will not vest.

The non-employee directors of the Company eligible to participate in the Director Program are Steven B. Epstein, Paul B. Iannini, M.D., James T. Kelly, and Michael L. Smith. Mr. Le Blanc is not eligible to participate so long as he is Chair of our Compliance Committee.

Summary of the Director Program

The following is a summary of the key features of the Director Program. The full text of the Director Program is attached as Annex A to this Proxy Statement, and our summary is qualified by reference to the Director Program itself.

Compensation

The compensation to non-employee directors under the Directors Program consists of two components: cash and equity.

Cash Compensation.   The Director Program authorizes the annual payment of a $50,000 cash retainer to each of the non-employee directors, payable in four equal quarterly payments. Unless otherwise determined by the Board, it its sole discretion, and subject to the meeting attendance requirement set forth below, if a non-employee director’s service as a director terminates prior to the next annual meeting other than due to resignation, death or disability, the director will not be entitled to any additional cash quarterly payments. If such termination is due to the non-employee director’s resignation, death or disability, a pro-rata portion of the cash consideration payable for that quarter will be paid.

Equity Compensation.   If the Director Program is approved by the stockholders at the 2007 annual meeting, then the RSUs granted on June 1, 2006 will vest. During the term of the Director Program, immediately following the 2007 annual meeting and at each annual meeting thereafter, the Company will grant to each continuing non-employee director a number of RSUs having a fair market value of $100,000 based on the closing price of the class A common stock on the business day immediately preceding the grant date. The RSUs will vest on the date of the next following annual meeting of stockholders, immediately prior to the vote for directors, if the non-employee director has been a director for the entire year and has met the meeting attendance requirement set forth below, and will be paid at that time in shares of the Company’s class A common stock unless the non-employee director has made an election to defer the receipt of such shares at the time and in the manner provided by the Board. The number of RSUs granted to a non-employee director joining the Board other than at an annual meeting of stockholders will be pro-rated based on the amount of time remaining until the next annual meeting of stockholders. If a non-employee director’s service as a director is terminated prior to the next annual meeting due to resignation, death or disability, a pro-rated portion of the RSUs will vest based on the length of such service. If a non-employee director is removed from the Board, he will forfeit all non-vested RSUs. The non-employee directors who are granted RSUs will have no ownership interest in the shares of class A common stock, and RSUs granted under the Program may not be sold, assigned, transferred or disposed of in any manner, other than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order.

Limitation on Shares Issued.   The Director Program authorizes the issuance of up to 500,000 RSUs, each RSU representing one share of the Company’s class A common stock.

Meeting Attendance Required.   Generally, a non-employee director will forfeit his annual compensation (both the cash and equity components) if he does not attend at least 75% of the meetings held by the Board of Directors and the Board committees on which he serves. The Board may waive this requirement if it determines that extenuating circumstances precluded such attendance.

Eligibility.   All non-employee directors will receive compensation as provided in the Director Program except that Mr. Le Blanc will not receive compensation under the Director Program so long as he serves as the Chair of our Compliance Committee.

Term.   Unless earlier terminated by the Board, the Compensation Program will continue in effect until June 1, 2016. This term is subject to the limitation on the number of shares of class A common stock that may be issued pursuant to the Director Program.

Other Provisions of the Director Program

Administration of the Director Program.   The Director Program will be administered by the Board of Directors which shall have the authority, in its sole discretion:

•       to determine the fair market value of the class A common stock,

•       to interpret the Director Program,

•       to prescribe, amend and rescind rules and regulations relating to the administration of the Director Program,

•       to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of RSUs prescribed under the Director Program, and

•       to make all other determinations deemed necessary or advisable for the administration of the Director Program.

The Board also has the discretion to accelerate the vesting of any or all awards of RSUs granted under the Director Program in such circumstances as it deems appropriate.

Change in Control.   Unless the Board provides otherwise, upon the occurrence of a “Corporate Transaction,” as such term is defined in the Director Program, all RSU’s will become vested and non-forfeitable and shall be paid in an equivalent number of shares.

Amendments and Termination.   The Board may amend, alter, suspend, discontinue or terminate the Director Program (or any portion thereof), so long as such action does not have a material adverse effect on the rights of any non-employee director under any grant of RSUs prior to the effective date of such change without his consent. Stockholder approval shall be required for the Board to take any action that (i) materially increases the benefits accruing to non-employee directors under the Director Program, (ii) materially increases the number of securities that may be issued under the Director Program,

(iii) materially modifies the requirements for participation in the Director Program or (iv) is otherwise deemed a material amendment by the Board pursuant to any applicable law or accounting or stock exchange rules.

Federal Income Tax Consequences.   The following is a brief summary of the U.S. federal income tax consequences of transactions under the Director Program based on current federal income tax laws. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or the provision of any income tax laws of any municipality, state or foreign country in which a participant may reside.

Cash Compensation.   A non-employee director will recognize ordinary income equal to any cash compensation received at the time of receipt.

RSUs.   A non-employee director will not recognize any income at the time of the grant of the RSUs. At the time that any of the RSUs are paid in shares of class A common stock, the non-employee director will recognize ordinary income equal to the fair market value of such shares, determined as of the date of payment.

If the non-employee director holds the shares received for more than one year, gain recognized on a disposition of the shares will be treated as long-term capital gain for federal income tax purposes. The director’s tax basis in such shares will be the amount of income that he recognized upon receipt of such shares.

Plan Participation Table

New Plan Benefits

Director Program
Name and Position	Dollar Value ($)	Number of Units
Non-Executive Director Group	$400,000	32,000

The Board of Directors recommends a vote “FOR” the approval of the EMSC Non-Employee Director Compensation Director Program.

PROPOSAL 3

PROPOSAL TO APPROVE THE EMSC LONG-TERM INCENTIVE PLAN

On April 7, 2007, on the recommendation of the Compensation Committee, the Board of Directors approved the adoption of the Long-Term Incentive Plan, or the Plan. The purposes of the Plan are to provide long-term incentives, including equity-based incentives, to those persons with responsibility for the success and growth of the Company and its subsidiaries, to associate more closely the interests of such persons with those of the Company’s stockholders and to assist the Company and its subsidiaries in recruiting, retaining and motivating a diverse and talented group of employees on a competitive basis.

The Board directed that the Plan be submitted to the stockholders for approval at the 2007 annual meeting. Once approved, awards may be made under the Plan up until the day before the tenth anniversary of the effective date of the Plan. All employees of the Company and its domestic or international subsidiaries, including executive officers and officers of the Company, are eligible to participate in the Plan. We estimate that up to approximately 100 employees will be participants in the Plan, as we expect to continue to restrict equity-based incentives only to selected executives and management employees. In addition, employees of any professional association or professional corporation for which the Company or any of its subsidiaries provides management services pursuant to a physician services agreement (“PA Employees”) are eligible for “stock awards,” as described below. We estimate that approximately 5,000 PA Employees will be eligible to participate in the Plan.

Summary of the Plan

The following is a summary of the key features of the Plan. The full text of the Plan is attached to this proxy statement as Annex B, and our summary is qualified by reference to the Plan itself.

Types of Awards

The Plan allows the Company to grant stock options (both incentive stock options and nonqualified stock options), restricted shares, restricted share units, stock awards, stock appreciation rights and performance shares. Unless otherwise authorized by the stockholders of the Company, the maximum aggregate number of shares of class A common stock available for issuance under the Plan (i) to employees will be 1,500,000 shares; provided that any grant of restricted shares will result in three shares of common stock no longer being available for the grant of options and (ii) 500,000 shares to PA Employees.

Stock Options.   A stock option may be granted in the form of a nonqualified stock option or an incentive stock option. The option exercise price may not be less than the fair market value of a share of common stock on the date the option is granted. The Compensation Committee may establish the term of each stock option, but no stock option will be exercisable after ten years from the date of grant.

Incentive Stock Options (“ISO”).   An ISO is a stock option that may qualify for certain U.S. federal tax advantages. The aggregate fair market value of the shares of class A common stock with respect to which ISOs may become exercisable for the first time by any participant during any calendar year may not exceed $100,000 or such other amount as may subsequently be specified by the Internal Revenue Code and/or applicable regulations. If this limit is exceeded, any options on shares in excess of such limit will be treated as nonqualified stock options.

Restricted Shares and Restricted Share Units (“RSU”).   A restricted share is an award of a share of class A common stock that may not be traded or sold until a predetermined date set by the Compensation Committee. An RSU is an award of an amount, payable in cash, or shares of class A common stock, or a combination thereof, as determined by the Compensation Committee, based on the value of a specified number of shares of class A common stock. The restrictions on such awards shall be determined by the Compensation Committee, and may include forfeiture conditions, restrictions based on the achievement of specific performance goals, time-based restrictions on vesting, transfer restrictions an/or restrictions under federal or state securities laws. Holders of RSUs will have no ownership interest in the shares of class A common stock to which such RSUs relate until and unless payment with respect to such RSUs is actually made in shares of class A common stock. Unless otherwise determined by the Compensation Committee, during the restriction period, holders of  RSUs will have voting rights and will be credited with dividend equivalents in respect of such RSUs, which will be immediately converted to RSUs with an initial value equal to the amount of such dividend equivalents.

Stock Awards.   Stock awards may be granted to eligible participants either alone or in combination with other awards made under the Plan. The Compensation Committee will determine the terms and conditions governing each stock award, including whether the award shall be made outright or whether the participant shall have to pay for such shares.

Stock Appreciation Rights (“SAR”).   A SAR is an award that entitles the recipient to receive the appreciation in value of a set number of shares of the Company’s class A common stock over a set period of time. SARs may be granted (i) in connection and simultaneously with the grant of an option, (i) with respect to a previously granted option or (iii) independent of an option. The Compensation Committee may establish the term of each SAR, but no SAR will be exercisable after 10 years from the grant date.

Performance Shares.   A performance share is an award of shares of class A common stock based on the achievement of certain performance goals set during a performance period. Performance shares may be issued to eligible participants either alone or in combination with other awards made under the Plan. The performance goals shall be determined by the Compensation Committee in its sole discretion. The performance measures to be used for performance shares may be based on one or more performance criteria, including: income measures (such as gross profit, operating income, earnings before or after taxes, net income and earnings per share); return measures (such as return on assets, investment, equity or sales); cash flow; costs; revenue measures; stock price (such as growth measures and total stockholder return) and individual performance. Notwithstanding the attainment of any performance goal, the Compensation Committee has the discretion to reduce any performance award payment.

Other Provisions of the Plan

Administration of the Plan.   The Plan will be administered by the Compensation Committee of the Board of Directors which shall have the power to:

•       interpret the Plan and any agreements pursuant to which awards are made;

•       adopt, interpret, amend and revoke such rules for the administration, interpretation and application of the Plan as are consistent therewith; and

•       establish the terms and conditions of each award under the Plan.

The Compensation Committee shall act by a majority of its members.

Agreements.   As a condition to any grant received under the Plan, each participant must execute and return any document required by the Compensation Committee, such as a stockholders’ agreement, prior to the grant of any option or award under the Plan.

Dilution and Other Adjustments.   In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split, combination, or exchange of shares or other change in corporate structure affecting any class of common stock, the Compensation Committee will make appropriate adjustments in the class and aggregate number of shares that may be delivered under the Plan, the individual award maximums, the class, number and exercise price of outstanding options, and the class and number of shares subject to any other awards granted under the Plan.

No Loans.   No loans from the Company to participants will be permitted in connection with the Plan.

Effective Date, Amendments and Termination.   If approved by the stockholders, the Plan will become effective as of the date of such approval and no awards will be made under the Plan after the tenth anniversary of the date on which the stockholders approved the Plan. The Compensation Committee may terminate or amend the Plan at any time, but no such amendment or termination may adversely affect awards granted prior to such termination or amendment, except to the extent necessary or appropriate to comply with applicable law or stock exchange rules and regulations. Unless the Company’s stockholders have first approved the amendment, no amendment may (a) increase the maximum number of shares that may be delivered to any one individual, (b) extend the maximum period during which awards may be granted, (c) add to the types of awards that may be made, (d) change the performance measures pursuant to which performance shares are earned, (e) modify the requirements governing eligibility for participation in the Plan or (f) require stockholder approval pursuant to the Plan, applicable law, or the rules of the principal securities exchange on which the shares of class A common stock are traded in order to be effective.

While the rights of the holder upon a change of control event will be specified in the award agreement for the individual holder, we currently expect that upon (i) a sale of the equity of EMSC whereby any person other than existing equity holders as of the grant date acquire voting power to elect a majority of our board of directors or (ii) a sale of all or substantially all of our assets, all unvested equity awards granted to each employee pursuant to the Plan will accelerate (although still subject to the performance target) and will terminate if not exercised.

United States Income Tax Consequences.   Under the Internal Revenue Code of 1986, or the Code, as presently in effect, the following are, in general, the material federal income tax consequences of grants or awards under the Plan. The grant of a stock option will have no tax consequences to a participant or the Company. In general, when a participant exercises an incentive stock option, the participant will not recognize income, and the Company will not be entitled to a tax deduction. However, the excess of the acquired incentive stock option shares’ fair market value on the exercise date over the exercise price will be included in the participant’s income for purposes of the alternative minimum tax. When a participant disposes of shares acquired under an incentive stock option, the participant will have a capital gain or loss equal to the difference between the exercise price and the amount realized on disposition provided that applicable holding periods are met (i.e., one year following exercise and two years following grant). If the holding periods are not met, the option will be treated as a nonqualified stock option, with the consequences described below.  In general, if a participant exercises an incentive stock option more than three months after terminating his or her employment with the Company or a subsidiary, the option will be treated for tax purposes as a nonqualified stock option, as described below.

In general, upon exercising a nonqualified stock option, a participant will recognize ordinary income equal to the excess of the acquired shares’ fair market value on the exercise date over the exercise price. The Company will be entitled to a tax deduction for the same amount for the same taxable year.

With respect to other awards that are settled either in cash or in shares that are transferable or are not subject to a substantial risk of forfeiture, the participant will recognize ordinary income equal to the excess of (a) the cash or the fair market value of any shares received (determined as of the date of settlement) over (b) the amount, if any, paid by the participant. The Company generally will be entitled to a tax deduction in the same amount. If the shares are nontransferable and subject to forfeiture, the participant generally will not recognize income (and the Company will not become entitled to a tax deduction) until the shares are not subject to a substantial risk of forfeiture or are transferable, at which time the amount of income will be equal to the excess of (i) the fair market value of the shares on the date income is recognized over (ii) the amount, if any, paid for the shares. The Company generally will receive a corresponding tax deduction.

When a participant sells any shares acquired under a nonqualified stock option or any other award other than an incentive stock option, the participant will recognize capital gain or loss equal to the difference between the amount realized on the disposition of the shares and the employee’s basis in the shares. In general, the participant’s basis in any such shares will be equal to the amount of ordinary income recognized in connection with the receipt of the shares plus any amount paid for them.

New Plan Benefits

As of the date of this proxy statement, no executive officer, employee or director of the Company has been granted any awards under the Plan. Since awards under the Plan will be granted at the sole discretion of the Compensation Committee, such benefits under the Plan are not presently determinable and we have omitted the New Plan Benefits table.

The Board of Directors recommends a vote “FOR” the approval of the EMSC Long-Term Incentive Plan.

PROPOSAL 4

PROPOSAL TO APPROVE THE EMSC 2007 EMPLOYEE STOCK PURCHASE PLAN

On April 4, 2007, on the recommendation of the Compensation Committee, the Board of Directors approved the adoption of the 2007 Employee Stock Purchase Plan, or ESPP, and directed that the ESPP be submitted to the stockholders for approval. The purposes of the ESPP are to provide employment incentives through a capital accumulation opportunity, link employee and stockholder interests and provide an opportunity for employees to purchase the Company’s class A common stock through payroll deductions.

Summary of the ESPP

The following summary of the ESPP is qualified in its entirety by reference to the complete text thereof, which is attached to this Proxy Statement as Annex C.

Under the ESPP, 500,000 shares of class A common stock are authorized for purchase during specific offering periods. The Compensation Committee will administer the Plan (unless the Board delegates administration to another committee). Subject to and within the limitations of the Plan, the Compensation Committee will have sole discretion in determining when offerings will be made and the terms of each, to designate which subsidiary corporations of the Company will be eligible to participate. It also has the authority to construe the ESPP and any purchase rights granted thereunder, and establish, amend and revoke rules and regulations for the administration of the ESPP. The Compensation Committee will also have the authority to adopt one or more sub-plans applicable to residents of any foreign jurisdiction to the extent necessary to comply with local law or take advantage of any applicable tax laws in such jurisdiction.

Employees who are employed by the Company or a participating subsidiary corporation (as defined in Section 424(f) of the Code) at least sixty days prior to the first day of an offering under the ESPP generally will be eligible for participation in that offering unless the Compensation Committee provides otherwise. The Compensation Committee may, in its discretion, exclude an employee from an offering unless on the first day of the offering (i) the employee has been in the employ of the Company or a participating subsidiary corporation for the period determined by the Compensation Committee (but in no event greater than two years), or (ii) the employee’s customary employment is more than twenty hours a week and more than five months per calendar year.  Notwithstanding the foregoing, Section 423 of the Code prohibits an employee from participating in an offering if such employee owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary corporation. We expect that approximately 14,000 employees will be eligible to participate in the ESPP.

The ESPP provides that the Compensation Committee may from time to time determine the date on which the Company will commence an offering to eligible employees for the purchase of class A common stock. Each offering will provide that an eligible employee may elect to purchase a number of shares of class A common stock determined by the Compensation Committee, except that no employee may be eligible to receive rights to purchase shares in any single calendar year having an aggregate market value at the time of grant in excess of $25,000. Each offering will have a stated term determined by the Compensation Committee, but not longer than 27 months, and may have a purchase price of not less than the lesser of 85% of the fair market value of a share of class A common stock on the grant date of the purchase right or the last day of that offering. The proceeds received by the Company from the sale of shares of class A common stock pursuant to an offering will be used for general corporate purposes.

The shares subject to an offering will be authorized but unissued shares of class A common stock, or shares that have been bought on the open market at prevailing market prices or otherwise. An eligible employee may become a participant in the ESPP by completing a subscription agreement and any other required documents provided by the Company and submitting them in the form and manner designated by the Company. Participating employees would elect to have payroll deductions made during the offering, in whole percentages from one percent (1%) to fifteen percent (15%); the Compensation Committee may designate a lower maximum for an offering. These amounts will be credited to the employee’s account under the ESPP, and do not bear interest.

If a participating employee withdraws from the ESPP in the manner provided by the Compensation Committee, his or her right to purchase whole shares in any offering will be exercised automatically on each expiration date of an offering, if the employee is still employed on such date, and the maximum number of whole shares subject to the purchase right will be purchased at the applicable purchase price with the accumulated amount in his or her account. If a participating employee withdraws from an offering or terminates employment for any reason prior to the expiration date of an offering, such employee’s payroll deductions will be refunded without interest.

No offerings can be made under the ESPP until the Company’s stockholders approve it. The ESPP shall terminate on the earliest to occur of (i) the day before the tenth anniversary of such stockholder approval, (ii) all of the class A common stock authorized for purchase under the ESPP has been issued, or (iii) the Board terminates the Plan. The Board has the authority to amend or suspend the plan, alter or amend the provisions of, or terminate, any offering; provided, however, that the Board may not, without the approval of the Company’s stockholders, make any amendment for which stockholder approval is necessary to comply with any tax or regulatory requirement.

Other Provisions of the ESPP

Adjustments.   In the event of a stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares, offering to purchase shares of class A common stock at a price substantially below fair market value or other similar event affecting the class A common stock, the Compensation Committee will, in its sole discretion, make appropriate adjustments in the number and kind of shares which may be made the subject of offerings under the ESPP, or which are subject to outstanding offerings, and the purchase price with respect to any of the foregoing and/or, if deemed appropriate, may provide for a cash payment to any person who has outstanding purchase rights under the ESPP.

Change in Control.   We currently expect that in the event of a change in control, as defined in the award agreements under the Long-Term Incentive Plan, then any surviving corporation will be permitted to continue or assume the purchase rights outstanding under the ESPP or may substitute similar rights for those outstanding; otherwise the Compensation Committee, in its sole discretion, may (i) close the offering period early and permit the participants’ accumulated payroll deductions to be used to purchase shares of class A common stock immediately prior to the change in control and the participants’ rights under the ongoing offering will terminate immediately after such purchase or (ii) terminate such offering and refund the participants’ accumulated payroll deductions.

United States Federal Income Tax Consequences.   Under Section 423 of the Code, an employee who purchases stock under the ESPP will not recognize income for federal income tax purposes on the purchase, but will instead defer the tax consequences until the employee sells or otherwise disposes of the stock.

If stock that was purchased under an ESPP is held for more than one year after the date of purchase and more than two years after the beginning of the offering period, or if the employee dies while owning the shares, the employee realizes ordinary income on a sale (or a disposition by way of gift or upon death). The amount of ordinary income recognized equals the lesser of:  (i) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price), or (ii) the purchase price discount (however, if the purchase price is based on the lower of the value of the stock on the first or last day of the offering period, the purchase price discount generally is computed as of the first day of the offering period if there is a maximum cap on the number of shares an employee can purchase as of the first day of the offering period; in all other cases the discount will be determined as of the date of purchase). All additional gain upon the sale of stock is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income, and the employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the stock is sold, or is otherwise disposed of including by way of gift, within either of the Section 423 holding periods described above (a “disqualifying disposition”), the employee recognizes ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the stock at the date of purchase was greater than the purchase price (i.e., the “spread” at purchase). This amount is considered ordinary compensation income in the year of sale or other disposition even if no gain is realized on the sale or disposition. The difference, if any, between the proceeds of sale and the fair market value of the stock at the date of purchase is a capital gain or loss, which is long-term if the stock has been held more than one year.

Generally, the employer receives a tax deduction only to the extent that a participant recognizes ordinary income on a disqualifying disposition. The employer does not receive a deduction if the participant meets the holding period requirements.

New Plan Benefits

As of the date of this proxy statement, no executive officer, employee or director of the Company has been granted any awards under the ESPP. Since awards under the ESPP will be granted at the sole discretion of the Compensation Committee, such benefits under the ESPP are not presently determinable and we have omitted the New Plan Benefits table.

The Board of Directors recommends a vote “FOR” the approval of the EMSC 2007 Employee Stock Purchase Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Laidlaw

Pursuant to stock purchase agreements with Laidlaw International, Inc. and a subsidiary of Laidlaw, on February 10, 2005 we purchased all the capital stock of AMR and Emcare. Pursuant to the stock purchase agreements, we are indemnified by the seller (a subsidiary of Laidlaw that directly owned AMR and EmCare) and Laidlaw, subject to specified exceptions, for losses arising from:

•       breaches by the seller of its representations, warranties, covenants and agreements contained in the stock purchase agreements,

•       damages relating to certain government investigations, and

•       tax liabilities for periods prior to closing.

Risk Financing Program

AMR is party to separate risk financing agreements with Laidlaw for the period September 1, 1993 to August 31, 2001 and the period September 1, 2003 to the date of the closing of our acquisition of AMR and EmCare. Pursuant to these agreements, AMR had insured its workers compensation, auto and general liability claims through Laidlaw’s captive insurance company and participated in Laidlaw’s group policies with respect to other types of coverage for occurrences during the specific period of each agreement.

For the period September 1, 1993 to August 31, 2001, we are fully-insured for AMR’s workers compensation, auto and general liability programs. We have no further payment obligation to Laidlaw under that agreement, having previously made all premium payments, and Laidlaw has agreed to bear the cost of any claims relating to such claims for this period. For the period September 1, 2003 to February 10, 2005, we retain the risk of loss as to the first $2 million of auto and general liability claims per occurrence and the first $1 million of workers compensation claims per occurrence, as a self-insurance program funded through Laidlaw’s captive insurance program. AMR had collateral deposited with Laidlaw totaling approximately $42.2 million at February 10, 2005, $33.7 million at December 31, 2005 and $27.2 million at December 31, 2006. This collateral is held in a trust fund owned by Laidlaw, and is applied by Laidlaw to cover AMR’s claims and related expenses. We are responsible to Laidlaw for any claims costs in excess of the collateral amount, and Laidlaw is contractually obligated to repay us any excess collateral. This self-insurance program for the period September 1, 2003 to February 10, 2005 can be terminated by either party on 60 days’ written notice.

Management Fee Agreement with Onex Partners Manager LP

We are party to a management agreement dated February 10, 2005 with Onex Partners Manager LP, or Onex Manager, a wholly-owned subsidiary of Onex Corporation. In exchange for an annual management fee of $1.0 million, Onex Manager provides us with consulting and management advisory services in the field of corporate finance and strategic planning and such other management areas to which the parties agree. The annual fee may be increased, to a maximum of $2.0 million, with the approval of directors of each of AMR and EmCare that are not affiliated with Onex. We also reimburse Onex Manager for out-of-pocket expenses incurred in connection with the provision of services pursuant to the agreement, and reimburse Onex Manager for out-of-pocket expenses incurred in connection with our acquisition of AMR and EmCare. The management agreement has an initial term ending February 10, 2010, subject to automatic one-year renewals, unless terminated by either party by notice given at least 90 days prior to the scheduled expiration date. For the year ended December 31, 2006, we paid Onex Manager $1 million pursuant to this management agreement.

Employment Agreements and Indemnification Agreements

We have an employment agreement and an option agreement with Mr. Sanger, our Chairman and Chief Executive Officer, and with certain of our other senior executives. For a description, see “Management—Employment Agreements.”

In November 1999, Texas EM-I Medical Services, P.A., a physician group affiliated with EmCare, entered into an employment agreement with Dighton C. Packard, M.D. Dr. Packard’s employment agreement automatically renews for successive two-year terms unless either party gives notice 180 days prior to the expiration of the then current term. Dr. Packard has the right to terminate his agreement upon 180 days’ notice, in which event he agrees to not compete with Texas EM-I for 12 months following termination of employment. Under the employment agreement, Dr. Packard is to receive an annual base salary plus a bonus based on the performance of the group under the agreements with Baylor University Medical Center.

We have entered into indemnification agreements with each of our directors, and our executive employment agreements include indemnification provisions. Under those agreements, we agree to indemnify each of these individuals against claims arising out of events or occurrences related to that individual’s service as our agent or the agent of any of our subsidiaries to the fullest extent legally permitted.

Equityholder Agreements

On February 10, 2005, we entered into an investor equityholders agreement with certain of our equityholders, including each of the named executive officers. Under this agreement, until the fifth anniversary of the closing of the initial public offering of the Company’s common stock, the right of these equityholders to sell common stock owned immediately prior to the initial public offering, and any shares acquired upon the exercise of options held immediately prior to the initial public offering, is limited. Such equityholder may sell up to 12.5% of those shares in the first year following the offering, increasing 12.5% each year up to a maximum of 50% of such shares (or, if greater, the percentage of its shares sold by Onex Partners), plus the number of shares required to pay any income taxes on the exercise of options. The other substantive provisions of the investor equityholders agreement terminated upon completion of the offering.

We are also a party to an equityholders agreement with the Onex Investors and certain employee and affiliated physician investors. Certain of these employees are subject to the further limitations on resale that are applicable to the equityholders pursuant to the investor equityholders agreement.

Other Related Party Transactions and Business Relationships

Relationship with Law Firm

Steven B. Epstein, one of our directors and member of certain committees, including the Compliance Committee, is a founding member and the senior health law partner in the Washington, D.C. firm of Epstein, Becker & Green, P.C., or EBG. EBG provided healthcare-related legal services to Onex in connection with our acquisition of AMR and EmCare. Furthermore, as part of its legal services, EBG has been retained to provide legal representation to the Company in connection with a previously disclosed United States Department of Justice subpoena relating to the operations of certain AMR affiliates in New York. We paid EBG $362,044 in 2006 for legal services rendered in the year ended December 31, 2006.

Transaction with Onex-Controlled Entity

The Company’s subsidiary, AMR, on behalf of itself and certain of its subsidiaries, entered into an agreement with Skilled Healthcare LLC, or Skilled, an operator of approximately 70 skilled nursing facilities in five states. Pursuant to this agreement, AMR became a preferred provider of medical transportation services for Skilled. In fiscal 2006, AMR had total gross revenue of approximately $899,600 under this agreement, and expects to have annual gross revenue of between $1.5 million and $2.25 million during the 3-year term of the agreement. Affiliates of Onex Corporation, which own more than a majority of our equity, own more than a majority of the equity of Skilled Healthcare Group, Inc., or Skilled Healthcare Group, Skilled’s parent company. Robert Le Blanc, a director of the Company, is also a director of Skilled Healthcare Group, and Mr. Le Blanc and certain other directors of our Company own equity interests in Skilled Healthcare Group; our directors own, in the aggregate, less than 1% of the equity of Skilled Healthcare Group. Any definitive agreement between AMR and Skilled will be subject to the approval of the Audit Committee of our Board of Directors and of the entire Board of Directors.

AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The primary function of the Audit Committee is oversight of the Company’s financial reporting process. The Audit Committee has the responsibility and authority described in the Emergency Medical Services Corporation Audit Committee Charter, which has been approved by the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The current Audit Committee charter can be found on the Company’s website located at  www.emsc.net  under the heading “Corporate Governance.”

In the performance of its oversight function, the Audit Committee has separately reviewed and discussed the audited financial statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2006 with management and the independent auditors. The independent auditors referenced in this Audit Committee Report are Ernst & Young LLP, who were the Company’s independent auditors for the fiscal year ended December 31, 2006.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm, or the Independent Auditor, is responsible for performing an audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting. The Audit Committee reviews these processes on behalf of the Board of Directors. In this context, the Audit Committee has reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s independent auditor, the audited financial statements of the Company and Management’s Report on Internal Control over Financial Reporting contained in the Company’s Annual Report to Stockholders for the year ended December 31, 2006.

The Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1,  Independence Discussions with Audit Committee, as amended by the Independent Standards Board, and the Audit Committee has discussed with the independent auditors all factors that the Committee believes would impact that firm’s independence.

Based upon the Audit Committee’s review and discussions reported above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC, and the Board of Directors approved such inclusion.

Audit Committee

Michael L. Smith, Chair

Paul B. Iannini, M.D.

James T. Kelly

PROPOSAL 5

PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 5, 2007, we engaged Ernst & Young LLP as the Company’s independent registered public accounting firm to review our consolidated financial statements for the quarter ending March 31, 2007. Our Audit Committee authorized this appointment, and the appointment was ratified by our Board of Directors. Furthermore, prior to the Annual Meeting, but after the date of this proxy statement, we expect to engage Ernst & Young LLP as the Company’s independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2007, pending finalization of their audit fees for the year. We expect that representatives of Ernst & Young LLP will attend the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

Although stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is not required by any applicable law or regulation, stockholder views are being solicited and will be considered by the Audit Committee and the Board of Directors when appointing an independent registered public accounting firm for fiscal 2008. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 will be ratified if a majority of the votes cast at the meeting vote “FOR” ratification.

The Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007.

Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP served as the Company’s independent public accounting firm from the date we acquired the Company’s subsidiaries, AMR and EmCare, from Laidlaw in February 2005 until March 27, 2006. On March 27, 2006, we dismissed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. Our Audit Committee authorized this dismissal, and the dismissal was ratified by our Board of Directors. We do not expect representatives of PricewaterhouseCoopers LLP to attend the Annual Meeting.

The audit reports of PricewaterhouseCoopers LLP on the Company’s consolidated financial statements as of and for the eleven months ended December 31, 2005, for the five months ended January 31, 2005 and for the year ended August 31, 2004, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the eleven months ended December 31, 2005, for the five months ended January 31, 2005, for the year ended August 31, 2004, and in the subsequent interim period through March 27, 2006, there were no (1) disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PricewaterhouseCoopers LLP’s satisfaction, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in its report, or (2) except as described below, reportable events described under Item 304(a)(1)(v) of Regulation S-K.

The Company described the following reportable event in its Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission, or SEC, on December 15, 2005:

“As described in the notes to our combined financial statements included in this prospectus, we determined that, because of an error in our reserving methodology, our accounts receivable allowances were understated at various balance sheet dates prior to and including the periods presented in those financial statements.” On August 2, 2005, we issued restated combined financial statements for the referenced periods.

Our revised method of calculating our accounts receivable allowances, which includes comparisons of subsequent cash collections to net accounts receivable and subsequent write-offs to accounts receivable allowances, demonstrated a shortfall of accounts receivable allowances. Prior years’ analyses of accounts receivable allowances did not include these comparisons and certain elements were misapplied. In addition, we have made other adjustments related to certain deferred rent and leasehold amortization matters, principally to straight-line this amortization, in accordance with generally accepted accounting principles.

Controls over the application of accounting principles are within the scope of internal controls. Management has concluded that our internal controls were insufficient to provide reasonable assurance that our accounting for accounts receivable allowances and for deferred rent and leasehold amortization would be in accordance with GAAP.

We corrected the deficiency in our internal controls over financial reporting for accounts receivable allowances by revising our method of calculating our accounts receivable allowances. See “—Critical Accounting Policies—Trade and Other Accounts Receivable.” The errors relating to improper lease accounting resulted from our incorrect interpretation of existing GAAP. To remediate this deficiency, the individuals responsible for our financial reporting have been made aware of the requirements of GAAP and the SEC in this regard and we do not anticipate taking further steps to address this matter.”

On March 31, 2006, the Company engaged the services of Ernst & Young LLP as its new independent registered public accounting firm for its fiscal year ending December 31, 2006. The Company’s Audit Committee authorized the engagement of Ernst & Young LLP. During the eleven months ended December 31, 2005, the five months ended January 31, 2005 and through March 27, 2006, the Company did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The following table sets forth the professional fees we paid to PricewaterhouseCoopers LLP for professional services rendered for fiscal 2005 and for the three-month period through March 2006, and to Ernst & Young LLP for professional services rendered for fiscal 2006.

	PricewaterhouseCoopers LLP (Fiscal 2005)	PricewaterhouseCoopers LLP (For engagement from January to March 2006)	Ernst & Young LLP (For engagement from March 2006 to December 31, 2006)
Audit Fees	$4,810,650	$877,759	$2,959,618
Audit-Related Fees	80,000	27,350	165,300
Tax Fees	—	23,003	4,499
All Other Fees	—	58,342	—
Total Fees	$4,890,650	$986,454	$3,129,417

The Audit Fees paid to PricewaterhouseCoopers LLP were for the following professional services rendered:

•       the audit of the Company’s annual financial statements for the eleven months ended December 31, 2005, the combined financial statements of our subsidiaries, AMR and EmCare, for the fiscal periods included in our annual financial statements, and the Company’s financial statements at November 10, 2005 included in our registration statement relating to our initial public offering,

•       for the reviews of the combined and consolidated financial statements included in our registration statement relating to our initial public offering and the registration statement of our subsidiary, Emergency Medical Services L.P., relating to the exchange offer to exchange outstanding unregistered senior subordinated notes (issued in connection with our acquisition of AMR and EmCare) for freely tradable exchange notes that were registered under the Securities Act of 1933, and the consents for the registration statement on Form S-8 filed with the SEC in 2006, and

•       for services normally provided in connection with statutory or regulatory filings or engagements.

The audit-related fees paid to PricewaterhouseCoopers LLP were for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements that are not already reported as “Audit Fees”, above, including fees relating to audits of certain subsidiaries with respect to contractual compliance purposes.

The Audit Fees paid to Ernst & Young LLP were for the following professional services rendered:

•       the audit of the Company’s annual financial statements, including fees relating to work related to the Company’s audit and report regarding the Company’s effectiveness of internal controls over financial reporting and compliance with its obligations under Sarbanes-Oxley compliance, for the year ended December 31, 2006,

•       the review of the Company’s quarterly financial statements, and

•       the services normally provided in connection with statutory or regulatory filings or engagements.

The audit-related fees paid to Ernst & Young LLP were for due diligence in connection with acquisitions.

The tax fees paid to Ernst & Young LLP were for domestic tax advice and planning and assistance with tax audits and appeals.

Pre-Approval Policies and Procedures

In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee Charter provides that the Audit Committee of our Board of Directors has the sole authority and responsibility to pre-approve all audit services, audit-related tax services and other permitted services to be performed for the Company by its independent auditors and the related fees. Pursuant to its charter and in compliance with rules of the SEC and Public Company Accounting Oversight Board, or PCAOB, the Audit Committee has established a pre-approval policy and procedures that require the pre-approval of all services to be performed by the independent auditors. The independent auditors may be considered for other services not specifically approved as audit services or audit related services and tax services so long as the services are not prohibited by SEC or PCAOB rules and would not otherwise impair the independence of the independent auditor. The Audit Committee has also delegated pre-approval to EMSC senior management for services with fees below $50,000; however, any services pre-approved by senior management must be reported to the full Audit Committee at its next meeting.

ANNEX A

EMERGENCY MEDICAL SERVICES CORPORATION
NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM
(AS ADOPTED ON JUNE 1, 2006)

1.                 Purposes.

The purposes of this Program are to attract and retain the best available individuals for service as Non-Employee Directors of Emergency Medical Services Corporation (the “Company”), to provide additional incentive to such individuals to serve as Non-Employee Directors, and to encourage their continued service on the Board. Subject to approval of the Program reflected in this document by the Company’s stockholders at the Company’s 2007 Annual Meeting of Stockholders, this Program is effective on and after the Effective Date.

2.                 Definitions.

As used herein, the following terms have the meanings set forth below:

“Annual Meeting” means the annual meeting of the Company’s stockholders.

“Applicable Laws” means any and all legal requirements of all state and federal laws, including, without limitation, securities laws and the Code, relating to the administration of stock incentive programs such as this Program.

“Board” means the Board of Directors of the Company

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the Class A Common Stock of the Company.

“Company” means Emergency Medical Services Corporation, a Delaware corporation, and its successors.

“Continuous Service as a Director” means the absence of any termination of service as a member of the Board.

“Director Cash Compensation” means the amount of all compensation payable in cash to a Non-Employee Director for services as a member of the Board, in accordance with Section 4(b) of the Program, and specifically excluding reimbursement of out-of-pocket expenses.

“Effective Date” means June 1, 2006.

“Employee” means any person, including officers and directors, employed by the Company or any Subsidiary of the Company.

“Fair Market Value” means, as of any grant date, the fair market value of Common Stock determined as follows: (i) if the Common Stock is listed on the New York Stock Exchange or any other national market system, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the trading day immediately preceding the grant date (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Board deems reliable or (ii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

“Non-Employee Director” means a member of the Board who is not also an Employee, but, at any time, excluding the member of the Board who is then serving as Chairman of the Compliance Committee.

“Program” means this Emergency Medical Services Corporation Non-Employee Director Compensation Program, as it may be amended from time to time.

“Restricted Stock Unit” means the right to receive one Share, subject to the terms and conditions of this Program.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 8.

“Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

“Year” means the period (which may be less than 365 days) commencing on the date of, and immediately following, an Annual Meeting and ending on the date of, and immediately prior to, the next Annual Meeting.

3.                 Stock Subject to this Program.

Subject to the provisions of Section 8, the maximum aggregate number of Shares which may be issued under this Program in payment of the Restricted Stock Units granted to Non-Employee Directors is 500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares that are subject to or underlie grants of Restricted Stock Units that for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Program shall again be available for subsequent grants under this Program.

4.                 Administration; Non-Employee Director Compensation Under this Program.

(a)   Administrator.   Except as otherwise required herein, this Program shall be administered by the Board.

(b)   Cash Compensation.   Each Non-Employee Director shall be paid a cash retainer of $50,000 per Year, payable in four equal quarterly installments. Unless otherwise determined by the Board, in its sole discretion, and subject to Section 4(d), in the event of the termination of a Non-Employee Director’s Continuous Service as a Director prior to the next Annual Meeting for any reason, such Director shall not be entitled to any additional quarterly payments of cash compensation, provided, that, if such termination is due to resignation, death or disability, such Non-Employee Director (or his or her estate, as applicable) shall be entitled to prorated cash compensation for the quarter in which such termination occurs determined by multiplying (x) $12,500 by (y) a fraction, the numerator of which shall be the number of days up to and including the termination date, and the denominator of which shall be the total days in such quarter.

(c)   Equity Compensation.   All grants of Restricted Stock Units hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

(i)    On the Effective Date and on the date of each Annual Meeting that occurs after the Effective Date and immediately following which a Non-Employee Director is serving on the Board, such Non-Employee Director automatically shall be granted a number of Restricted Stock Units equal to the number of Shares (rounded up to the closest whole share) with a Fair Market Value of $100,000. If a Non-Employee Director is appointed by the Board to fill a vacancy until the next Annual Meeting, then on the date of such Non-Employee Director’s appointment, such Director automatically shall be granted a pro-rated number of Restricted Stock Units determined by multiplying (x) the number of Restricted Stock Units granted to Non-Employee Directors at the preceding Annual Meeting, by (y) a fraction, the numerator of which shall be the number of days on which such Non-Employee Director will serve as a member of the Board until the next Annual Meeting, and the denominator of which shall be 365.

(ii)   Notwithstanding the provisions of subsection (i), in the event that the automatic grant of Restricted Stock Units on any given date would cause the number of Shares subject to outstanding grants plus the number of Shares previously delivered in respect of Restricted Stock Units granted under this Program to exceed the number of Shares reserved for issuance under this Program, then the number of Shares subject to any grant on such date shall be proportionately reduced. Any further automatic grants shall then be deferred until such time, if any, as additional Shares become available for grant under this Program through action of the stockholders to increase the number of Shares which may be issued under this Program or through cancellation or expiration of Restricted Stock Units previously granted hereunder. As such additional Shares become available, automatic grants of Restricted Stock Units with respect thereto shall be made pro rata to those Non-Employee Directors whose grants were reduced, and such grants of additional Restricted Stock Units shall vest in accordance with the vesting schedule applicable to the original grant.

(iii)  Subject to Section 4(d), each Restricted Stock Unit granted to a Non-Employee Director pursuant to this Section 4(c) shall vest and become non-forfeitable on the date of the next following Annual Meeting immediately prior to the taking of the vote for the election of members of the Board (the “Vesting Date”). Subject to Section 4(d), in the event of the termination of a Non-Employee Director’s Continuous Service as a Director prior to the next Annual Meeting due to resignation, death or disability, any Restricted Stock Units held by such Non-Employee Director as to which the restrictions in accordance with Section 4(c)(iii) have not lapsed prior to such termination shall vest automatically and become non-forfeitable on the termination date (which shall be treated as the Vesting Date) on a pro-rated basis determined by multiplying (x) the number of Restricted Stock Units granted to such Non-Employee Director by (y) a fraction, the numerator of which shall be the number of days on which such Non-Employee Director served as a member of the Board since the grant date of such Restricted Stock Units, and the denominator of which shall be 365 (or, if different, the number of days he or she would have served for the Year if his or her Board service had not terminated.) In the event of the termination of a Non-Employee Director’s Continuous Service as a Director due to removal from the Board, any Restricted Stock Units held by such Non-Employee Director as to which the restrictions in accordance with Section 4(c) hereof have not lapsed prior to such termination automatically shall be forfeited as of the date of such termination.

(iv)  Restricted Stock Units are bookkeeping entries only. A Non-Employee Director who is awarded Restricted Stock Units shall possess no incidents of ownership with respect to such Restricted Stock Units.

(v)    Any Restricted Stock Units granted to a Non-Employee Director that become vested and non-forfeitable shall be paid on (or as soon as practicable after) the Vesting Date (“Payment Date”) by the Company’s issuance to the Non-Employee Director of a number of Shares equal to the number of Restricted Stock Units that vested on the Payment Date, but in no event later than March 15 of the calendar year following the year in which the Vesting Date occurs in the case of any grant that is intended to qualify for the “short-term deferral” exception in Section 409A of the Code. The Company shall issue the Shares either (i) in certificate form or (ii) in book entry form, registered in the name of the Non-Employee Director. Neither the Non-Employee Director nor any of the Non-Employee Director’s successors, heirs, assigns or personal representatives shall have any further rights or interests in any Restricted Stock Units that are so paid.

(vi)  Notwithstanding clause (v) above, a Non-Employee Director who is granted Restricted Stock Units may make an election to defer receipt of all or any portion of the Shares otherwise issuable to him or her on the Payment Date for such grant. Any such election shall be made on a form and in accordance with procedures prescribed by the Board that comply with the requirements of Section 409A of the Code, as applicable, and the Board may permit Non-Employee Directors to make a special deferral election with respect to any grant (including the grant made on the Effective Date)

to secure the benefit of any applicable transitional rule promulgated under Section 409A of the Code. In the event of any deferral election, the new payment date elected by the Non-Employee Director shall be the new “Payment Date” with respect to the Restricted Stock Units covered by the election.

(d)   Meeting Attendance Requirement.   If a Non-Employee Director does not attend at least 75% of the meetings of the Board and of the Board committees of which he or she is a member during a Year (or, in the case of a Non-Employee Director who is not a Director for the entire Year, the period of time during which he or she is a Director), he or she will forfeit the Director Cash Compensation and Restricted Stock Units payable for such Year. To the extent quarterly payments of Director Cash Compensation for such Year have been made, such Non-Employee Director shall remit promptly to the Company an amount equal to such payments. Notwithstanding the foregoing, the Board, in its sole discretion, may waive the meeting attendance requirement if it determines that extenuating circumstances precluded such attendance.

(e)   Powers of the Board.   Subject to the provisions and restrictions of this Program, the Board shall have the authority, in its sole discretion: (i) to determine, upon review of relevant information and in accordance with the provisions hereof, the Fair Market Value of the Common Stock; (ii) to interpret this Program; (iii) to prescribe, amend and rescind rules and regulations relating to the administration of this Program; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of Restricted Stock Units previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of this Program. The Board has discretion to accelerate the vesting of any or all awards of Restricted Stock Units granted under this Program in such circumstances as it, in its sole discretion, deems appropriate.

(f)   Effect of Board’s Decision.   All decisions, determinations and interpretations of the Board shall be final and binding on all Non-Employee Directors and all other persons, including the estate of a Non-Employee Director.

(g)   Suspension or Termination of Award of Restricted Stock Units.   If the Board reasonably believes that a Non-Employee Director has committed an act of misconduct, the Board may suspend the Non-Employee Director’s right to receive any Shares or other payment in respect of any Restricted Stock Units granted to such Non-Employee Director pending a determination by the Board. If the Board (excluding the Non-Employee Director accused of such misconduct) determines a Non-Employee Director has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, neither the Non-Employee Director nor his or her estate shall be entitled to receive payment with respect to any Restricted Stock Units whatsoever. In making such determination, the Board shall give the Non-Employee Director an opportunity to appear and present evidence on the Non-Employee Director’s behalf at a hearing before the Board or a committee of the Board.

5.                 Eligibility.

Restricted Stock Units may be granted only to Non-Employee Directors. All Restricted Stock Units shall be granted automatically in accordance with the terms set forth in Section 4(c). This Program shall not confer upon any Non-Employee Director any right with respect to continuation of service as a Non-Employee Director or nomination to serve as a member of the Board, nor shall it interfere in any way with any rights which the Non-Employee Director or the Company may have to terminate his or her directorship at any time.

6.                 Term of Program.

This Program shall continue in effect until June 1, 2016, unless extended or sooner terminated under Section 9.

7.                 Non-transferability of Awards.

Restricted Stock Units granted under this Program may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by a Non-Employee Director does not constitute a transfer.

8.                 Adjustments upon Changes in Capitalization; Corporation Transactions.

(a)   Adjustments.   Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Restricted Stock Unit, and the number of shares of Common Stock which have been authorized for issuance under this Program but as to which no grants of Restricted Stock Units have yet been granted or which have been returned to this Program upon forfeiture or cancellation of a grant, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any Restricted Stock Units.

(b)   Corporate Transaction.   In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets or (iii) a merger, consolidation, share exchange or other transaction which results in the “persons” who own “beneficially” (as such terms are used in Section 13(d) and 14 (d) of the Exchange Act) 50% or more of the combined voting power of the Company immediately prior to such transaction failing to continue to own beneficially at least 50% of the combined voting power of the Company (or its respective successor or parent or corporation or other entity that survives such transaction), as the case may be, outstanding immediately after such transaction (each a “Corporate Transaction”), all such Restricted Stock Units (A) to the extent that such Restricted Stock Units are not then vested and non-forfeitable, shall become vested and non-forfeitable, and (B) shall be paid in an equivalent number of Shares; provided, however, that payment shall be made in respect of a Corporate Transaction pursuant to the foregoing clause (B) only if such Corporate Transaction constitutes a “change in the ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A(a)(2)(A)(v) of the Code; and provided further, that in the event the foregoing proviso is not satisfied, payment shall be made at the time otherwise provided herein unless otherwise permitted by Section 409A of the Code.

9.                 Amendment and Termination of this Program.

(a)   Amendment and Termination.   The Board may amend, alter, suspend, discontinue or terminate the Program or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with all applicable laws or any applicable Stock Exchange requirement with which the Board intends this Program to comply or if such amendment constitutes a “material amendment.” For purposes of this Program, a “material amendment” shall mean an amendment that (i) materially increases the benefits accruing to Non-Employee Directors under this Program, (ii) materially increases the number of securities that may be issued under this Program, (iii) materially modifies the requirements for participation in this Program, or (iv) is otherwise deemed a material amendment by the Board pursuant to any applicable law or applicable accounting or Stock Exchange rules.

(b)   Amendments to Awards of Restricted Stock Units.   Without limiting any other express authority of the Board under (but subject to) the express limits of this Program, the Board may waive conditions of or limitations on Restricted Stock Units that the Board in the prior exercise of its discretion has imposed, without the consent of the Non-Employee Director, and may make other changes to the terms and conditions of such grants. Notwithstanding the foregoing, no amendment, suspension or termination of this Program or change of or affecting any outstanding grant shall, without written consent of the Non-Employee Director, affect in any manner materially adverse to such person any of his or her rights or benefits of such recipient or obligations of the Company under any grant prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for these purposes

10.          Conditions upon Issuance of Shares.

Shares shall not be issued pursuant to the payment of any Restricted Stock Units unless the payment thereof and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any Stock Exchange, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the payment of any Restricted Stock Units, the Company may require the person receiving payment to represent and warrant at the time of any such payment that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required or advisable.

11.          Reservation of Shares.

The Company, during the term of this Program, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Program. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained.

12.          Award Agreement.

Awards of Restricted Stock Units may be evidenced by written agreements in such form as the Board shall approve. The Board need not require the execution of any such agreement by a Participant in which case acceptance of the award by the respective Participant will constitute agreement to the terms thereof.

13.          Unfunded Status of Program.

This Program is intended to constitute an “unfunded” program for incentive compensation. With respect to any payments not then made to a Non-Employee Director by the Company, nothing contained herein shall give any such Non-Employee Director any rights that are greater than those of a general creditor of the Company.

14.          Governing Law.

This Program and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

15.          Construction.

This Program and any grant of Restricted Stock Units hereunder shall be construed, interpreted and administered to comply with Section 409A of the Code. The Company reserves the right to amend this Program and any such grant to the extent it reasonably determines is necessary in order to preserve the intended tax consequences of awards granted hereunder in light of Section 409A of the Code and any regulations or other guidance promulgated thereunder.

ANNEX B

EMERGENCY MEDICAL SERVICES CORPORATION
2007 LONG-TERM INCENTIVE PLAN

The purposes of the Emergency Medical Services Corporation 2007 Long-Term Incentive Plan (the “Plan”) are to provide long-term incentives to those persons with responsibility for the success and growth of Emergency Medical Services Corporation, a Delaware corporation (the “Company”) and its subsidiaries, to associate more closely the interests of such persons with those of the Company’s shareholders, to assist the Company and its subsidiaries in recruiting, retaining, and motivating a diverse and talented group of employees on a competitive basis. From and after the date hereof, the Plan shall be the sole plan or program by which equity is awarded to the Company’s employees and no awards shall be made under any other plan or program now in existence, except the “Emergency Medical Services Corporation 2007 Employee Stock Purchase Plan.”

ARTICLE I.
DEFINITIONS

For purposes of the Plan:

1.1   “Award” means a grant of Options, Restricted Shares, Restricted Share Units, Stock Awards, Performance Shares, or any or all of them.

1.2   “Board” means the Board of Directors of the Company.

1.3   “Code” means the Internal Revenue Code of 1986, as amended.

1.4   “Committee” means the Compensation Committee of the Board (or any successor committee). The Committee shall be appointed by the Board and shall consist of at least three independent, outside members of the Board unless otherwise permitted by the rules of the New York Stock Exchange or any other principal securities exchange on which the Common Stock is then listed. The members of the Committee, in the judgment of the Board, shall constitute (a) non-employee directors as defined in Rule 16b-3 of the Securities and Exchange Act of 1934 and any rules and regulations of the principal stock exchange on which Common Stock is listed or quoted and (b) outside directors as defined in the regulations under Section 162(m) of the Code.

1.5   “Common Stock” means the class A common stock, par value $0.01 per share, of the Company.

1.6   “Company” means Emergency Medical Services Corporation, and any successor entity.

1.7   “Eligible Employees” means Employees of the Company and its domestic or international subsidiaries (including executive officers and officers of the Company).

1.8   “Eligible PA Employees” means employees of any professional association or professional corporation for which the Company or any of its subsidiaries  provides management services pursuant to a physician services agreement.

1.9   “Employee” means any employee (as defined in accordance with Section 3401 of the Code) of the Company or any subsidiary thereof.

1.10   “Exercise Price” means the purchase price per share of Common Stock covered by an Option.

1.11   “Fair Market Value” on any date means the closing of the Company’s shares of Common Stock on the date immediately preceding the day on which an Award is granted pursuant to the Plan, as reported on the principal exchange on which shares of Common Stock are then trading or, if the Common Stock is not publicly traded at any time, the Fair Market Value of a share shall be determined by the Board or the Committee, as applicable, in its sole discretion.

1.12   “Incentive Stock Option” or “ISO” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an ISO.

1.13   “Nonqualified Stock Option” or “NQSO” means an Option that does not satisfy the requirements of Section 422 of the Code or that is not intended to be an ISO.

1.14   “Option” means the right to purchase shares of Common Stock at a specified price per share for a specified period of time.

1.15   “Participant” means an individual who has received an Award under the Plan.

1.16   “Performance-Based Exception” means the performance-based exception (set forth in Section 162(m)(4)(C) of the Code) from the deductibility limitation imposed by Section 162(m) of the Code.

1.17   “Performance Goals” means the goals established by the Committee in accordance with Article IX hereof.

1.18   “Performance Measures” means the criteria set forth in Article X hereof that may be used by the Committee as the basis for a Performance Goal.

1.19   “Performance Period” means the period established by the Committee for which the achievement of Performance Goals is assessed in order to determine whether and to what extent a Performance Share has been earned.

1.20   “Performance Shares” means an Award, described in Article X hereof, of shares of Common Stock based on the achievement of Performance Goals during a Performance Period.

1.21   “Plan” means the Emergency Medical Services Corporation 2007 Long-Term Incentive Plan, as set forth herein and as amended from time to time.

1.22   “Restricted Shares” means an Award of shares of Common Stock, described in Article VII hereof, which may not sold or otherwise transferred until the date that the restrictions on transferability imposed by the Committee with respect to such shares have lapsed or as otherwise determined by the Committee.

1.23   “Restricted Share Units” means an Award, described in Article VIII hereof, of an amount, payable in cash, shares of Common Stock, or a combination thereof, as determined by the Committee, based on the value of a specified number of shares of Common Stock.

1.24   “SAR” means a Stock Appreciation Right, as described in Article VII hereof.

1.25   “Stock Award” means an Award, described in Article IX hereof, of shares of Common Stock, which shall be subject to such terms, conditions, and restrictions (if any) as the Committee shall determine.

ARTICLE II.
ELIGIBILITY

2.1   Participation.   Any Eligible Employee may be granted an Option or other Award hereunder, provided that only employees may be granted an Incentive Stock Option, unless otherwise permitted pursuant to Section 422 of the Code. Any Eligible PA Employee may be granted a Stock Award.

ARTICLE III.
PLAN ADMINISTRATION

3.1   Duties and Powers of the Committee.   It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and any agreements pursuant to which Awards are made, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee shall have the power, consistent with the terms of the Plan, to establish the terms and conditions of each Award under the Plan, including without limitation the effect of the termination of employment or service of a Participant under any circumstances. Awards under this Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee, provided that the Committee may delegate the right to determine the extent of the Award to any Participant to any member of management it deems appropriate, in its discretion.

3.2   Majority Rule.   The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

3.3   Compensation; Professional Assistance; Good Faith Actions.   All expenses and liabilities which Committee members incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The members of Committee and the Board shall be entitled to rely on the information, opinions, reports or statements of any such persons as to matters which the member believes to be within such person’s professional or expect competence. The Committee and the Board shall be entitled to rely on information, opinions, reports or statements prepared or presented by officers or employees of the Company whom the directors believe to be reliable and competent in the matters presented. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Board or Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards granted under the Plan, and all members of the Board or Committee shall be fully protected and indemnified by the Company in respect of any such action, determination or interpretation so long as they act in good faith, after reasonable inquiry when the need therefor is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted.

ARTICLE IV.
SHARES SUBJECT TO THE PLAN

4.1   Authorized Number of Shares.   Unless otherwise authorized by the Company’s shareholders and subject to the terms and conditions of this Article IV and Article XII hereof, the maximum aggregate number of shares of Common Stock available for issuance under the Plan shall be (a) one million five hundred thousand (1,500,000) shares with respect to Awards to Eligible Employees, provided that any grant of Restricted Shares shall result in three (3) shares of Common Stock no longer being available for the grant of Options for each Restricted Share granted, plus (b) 500,000 shares with respect to Stock Awards to Eligible PA Employees. Any of the authorized shares of Common Stock may be used for any of the types of Awards described in the Plan.

4.2   Share Counting.   The following rules shall apply in determining the number of shares of Common Stock remaining available for issuance under the Plan:

(a)    When an outstanding Option or other Award (or portion thereof) expires, is canceled, is forfeited or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or other Award, the shares of Common Stock allocable to the expired, canceled, or otherwise terminated Option (or portion thereof) or other Award (or portion thereof) may again be available for issuance in respect of Options or other Awards granted under the Plan. Any such restored shares of Common Stock shall be available for issuance under the Plan pursuant to this Article IV.

(b)   Any shares of Common Stock underlying Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines, shall not, unless required by law or regulation, count against the reserve of available shares of Common Stock under the Plan.

4.3   Shares to be Delivered.   The source of shares of Common Stock to be delivered by the Company under the Plan shall be determined by the Committee and may consist in whole or in part of authorized but unissued shares, treasury shares, or shares acquired on the open market.

ARTICLE V.
AWARD LIMITATIONS

Options may be granted, in the aggregate, to an Eligible Employee with respect to a maximum of 500,000 shares of Common Stock during a single Year. The maximum Award (excluding Options) that may be granted to any Eligible Employee for a Performance Period longer than one Fiscal Year shall not exceed the foregoing annual maximum multiplied by the number of full Fiscal Years in the Performance Period.

ARTICLE VI.
STOCK OPTIONS

6.1   Grants.   Options may consist of ISOs or NQSOs, as the Committee shall determine.

6.2   Option Terms.

(a)   Committee Actions.   Except as otherwise provided herein, the Committee shall from time to time, in its sole discretion:  (i) select which Eligible Employees shall be granted Options; (ii) determine the number of shares subject to each Option and its Exercise Price and vesting schedule; (iii) determine whether Options shall be subject to time vesting, performance vesting, or any combination thereof; (iv) determine whether an Option is to be an Incentive Stock Option or a Nonqualified Stock Option; and (v) determine the other terms and conditions of the Option, consistent with the Plan, including the effect of the termination of employment or termination of service of a Participant.

(b)   Exercise Price.   The Exercise Price shall be equal to the Fair Market Value of a share of Common Stock on the date the Option is granted.

(c)   Term.   The term of each Option shall be determined by the Committee, in its sole discretion, but in no event shall the term exceed ten years from the date of grant.

(d)   ISO Limits.   The aggregate Fair Market Value (determined as of the date the ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company (or of any parent or subsidiary company (within the meaning of Section 424 of the Code) of the Company)) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code and/or applicable regulations, provided that if such limitation is exceeded, any Options in excess of such limitation shall be deemed to be NQSOs. ISOs shall contain such other provisions as the Committee shall deem advisable or necessary but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify as incentive stock options under Section 422 of the Code or any successor regulation.

6.3   Manner of Exercise.   (a)  An Option shall be exercised by delivery and receipt of a written notice to the Secretary of the Company, at the Company’s principal executive office specifying the number of shares with respect to which the Option is being exercised, signed by the Optionee and accompanied by full payment therefor. Payment shall be in cash, by certified or bank check, or in the sole discretion of the Committee, through the delivery of shares of Common Stock owned by the Optionee for at least six months prior to the date of delivery, duly endorsed for transfer to the Company, having a Fair Market Value on the date of delivery equal to the aggregate Exercise Price; through a broker or other cashless exercise procedure; or through any combination of the foregoing or any other method approved by the Committee. A Participant may exercise an Option in whole or in part, from time to time, provided that an Option shall not be exercisable for less than one hundred (100) shares unless the number of Options so exercised constitutes the total number of Options then exercisable or the Committee determines otherwise, in its sole discretion.

(b)   Before issuing Shares upon the exercise of an Option, the Committee shall have the discretion to require the Optionee to deliver such representations and documents as it deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.

6.4   Exercise Following Termination.   The Committee shall determine the extent, if any, to which an Option may be exercisable following a Participant’s termination of employment under any circumstances, provided that such period shall be thirty (30) days following termination of employment for any reason except cause, provided further that the Committee shall be entitled to extend such period, in its sole discretion.

ARTICLE VII.
STOCK APPRECIATION RIGHTS

7.1   Grant of Stock Appreciation Rights.   The Committee may grant a Stock Appreciation Right to an Eligible Employee (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A SAR shall be subject to such terms and conditions not inconsistent  with this Plan as the Committee shall impose, and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a SAR is to qualify as performance-based compensation as described in Section 162(m) of the Code, and Stock Appreciation Right Agreements evidencing SARs intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition to the grant of a SAR that the Employee surrender for cancellation some or all of the unexercised Options, awards of Restricted Shares, SARs, or other rights which have been previously granted to him under this Plan or otherwise. A SAR, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number or shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

7.2   Characteristics of Stock Appreciation Rights.

(a)    A SAR that is granted in connection with a particular Option (i) may be granted for no more than the number of shares of Common Stock subject to such Option, (ii) shall be exercisable only when and to the extent the related Option is exercisable, and (iii) shall entitle the Grantee (or other person entitled to exercise the Option) to surrender to the Company the unexercised portion of any then exercisable Option to which such SAR relates and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the exercise price of the option from the Fair Market Value of a share of Common Stock on the date of exercise of the SAR by the number of shares of Common Stock with respect to which the SAR shall have been exercised, subject to any limitations the Committee may impose.

(b)   A SAR (i) which is independent of and not related to an Option shall be exercisable in such installments as the Committee may determine; shall cover such number of shares of Common Stock as the Committee may determine; and subject to Section 7.3, shall be exercisable only while the grantee is an Employee, and (ii) such SAR shall entitle the Grantee (or other person entitled to exercise the SAR) to exercise all or a specified portion of the SAR and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the price per share at which the SAR was granted from the Fair Market Value of a share of Common Stock on the date of exercise of the SAR by the number of shares of Common Stock with respect to which the SAR shall have been exercised, subject to any limitations the Committee may impose.

7.3   Exercise Following Termination of Employment.   Subject to the Committee’s discretion, an Employee whose employment terminates while he or she is holding exercisable SARs shall be entitled to exercise such SARs for the same period as exercisable Options may be exercised pursuant to Article VI hereof (whether or not any such SARs were awarded in connection with any Option).

ARTICLE VIII.
RESTRICTED SHARES/RESTRICTED SHARE UNITS

8.1   Awards.   The Committee may from time to time, in its sole discretion, award Eligible Employees Restricted Shares or Restricted Share Units, or both. The Committee may impose such terms, conditions, and/or restrictions on any Restricted Shares or Restricted Share Units granted, including:  determining the purchase price, if any, for each Restricted Share or each Restricted Share Unit; forfeiture conditions; restrictions based upon the achievement of specific performance goals (as described in Article IX) hereof or otherwise); time-based restrictions on vesting; and/or restrictions under applicable federal or state securities laws. To the extent the Restricted Shares or Restricted Share Units are intended to be deductible under Section 162(m) of the Code, the applicable restrictions shall be based on the achievement of Performance Goals over a Performance Period.

(a)   Restricted Share Units.   Restricted Share Units shall be settled in cash, shares of Common Stock, or a combination of cash and Shares, as determined by the Committee. Any person who holds Restricted Share Units shall have no ownership interest in the shares of Common Stock to which such Restricted Share Units relate until and unless payment with respect to such Restricted Share Units is actually made in shares of Common Stock.

(b)   Transfer Restrictions.   During any period in which shares are subject to forfeiture, Restricted Shares may not be sold, assigned, transferred, or otherwise disposed of, or mortgaged, pledged, or otherwise encumbered. In order to enforce the limitations imposed upon the Restricted Shares, the Committee may (a) cause “stop transfer” instructions to be issued, and/or (b) cause a legend or legends to be placed on certificates (if any) evidencing such Restricted Shares, as the Committee deems necessary or appropriate. Restricted Share Units may not be sold, assigned, transferred, or otherwise disposed of, or mortgaged, pledged, or otherwise encumbered at any time.

(c)   Evidence of Interest in Shares.   Each Restricted Share issued pursuant to the Plan shall be evidenced by an interest in such Restricted Share registered in the name of the applicable Participant on the books and records of the Company or its designee (or by one or more physical certificates if physical certificates are issued with respect to such Restricted Share), subject, in any such case, to any transfer restrictions imposed by the Committee. If a Restricted Share is forfeited, such interest or certificate, as the case may be, shall be canceled. When Restricted Shares are no longer subject to forfeiture, the Company shall cause the applicable transfer restrictions to be removed with respect to any shares of Common Stock to which the Participant is then entitled. No interest shall be recorded (and no physical certificate shall be issued) with respect to a Restricted Share Unit unless and until such Restricted Share Unit is paid in shares of Common Stock.

ARTICLE IX.
STOCK AWARDS

(a)   Grants.   Subject to the terms and conditions of the Plan, the Committee may award shares of Common Stock to Eligible Employees or may sell shares or offer to sell shares to Eligible Employees or Eligible PA Employees. Stock Awards to Eligible Employees may be granted either alone or in addition to other Awards made under the Plan.

(b)   Terms and Conditions.   The Committee shall determine the terms and conditions governing each Stock Award which may include, without limitation, the purchase price, if any, for such shares, restrictions on transferability, restrictions concerning voting rights, restrictions based on duration of employment with, or service to, the Company (or in the case of an Eligible PA Employee, to his or her professional association or professional corporation), provided, however, that by a resolution adopted after an Award is made, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions previously imposed by it.

(c)   Rights as Shareholders.   To the extent that a Participant purchases shares or exercises a right to purchase shares, unless otherwise provided by the Committee, the Participant shall have all the rights of a Stockholder with respect to such shares, including the right to receive all dividends and other distributions paid or made with respect to such shares, provided, however, that to the extent that the shares purchased are still subject to restrictions described in Section 7(b), such shares shall be treated in the same manner as Restricted Stock until such restrictions lapse or are removed.

ARTICLE X.
PERFORMANCE SHARES

10.1   Grants.   The Committee may grant Performance Shares to Eligible Employees either alone or in addition to other Awards made under the Plan.

10.2   Performance Goals.   Performance Shares shall be conditioned on the achievement of Performance Goals (based on one or more Performance Measures, as determined by the Committee in its sole discretion) over a Performance Period.

10.3   Performance Measures.   The Performance Measure(s) to be used for purposes of Performance Shares shall be determined by the Committee and may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company, and may include, but not be limited to, one or more or any combination of the following criteria:

•       Income measures (including gross profit, operating income, earnings before or after taxes, net income, or earnings per share);

•       Return measures (including return on assets, investment, equity, or sales);

•       Cash flow;

•       Costs;

•       Revenue measures;

•       Stock price (including growth measures and total shareholder return); and

•       Individual performance.

The Performance Goals based on these Performance Measures may be expressed either in absolute terms or in relation to the performance of other entities.

10.4   Negative Discretion.   Notwithstanding the achievement of any Performance Goal established under the Plan, the Committee has the discretion to reduce some or all of the Performance Shares that would otherwise be paid to a Participant.

10.5   Extraordinary Events.   At any time (or from time to time) after an Award is granted, and to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Award under the Performance-Based Exception, the Committee, in its sole discretion, may provide for the manner in which performance will be measured against the Performance Goals (or may adjust the Performance Goals) to reflect the impact of specific corporate transactions, accounting or tax law changes, and other extraordinary and nonrecurring events.

10.6   Interpretation.   With respect to any Award that is intended to satisfy the conditions for the Performance-Based Exception under Section 162(m) of the Code:  (a) the Committee shall interpret the Plan and this Article IX in light of Section 162(m) of the Code and the regulations thereunder; (b) the Committee shall have no discretion to amend the Award in any way that would adversely affect the treatment of the Award under Section 162(m) of the Code and the regulations thereunder; and (c) such Award shall not be paid until the Committee shall first have certified that the Performance Goals have been achieved.

ARTICLE XI.
STOCKHOLDERS AGREEMENT

11.1 As a condition to the grant of an Option or Award hereunder, each Participant shall execute and return any document required by the Committee, including but not limited to a stockholders agreement, and each Participant acknowledges that all Options and all Stock acquired by him or her pursuant to an Award, will be subject to the terms and conditions any such document or documents.

ARTICLE XII.
DILUTION AND OTHER ADJUSTMENTS

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, combination, or exchange of shares or other change in corporate structure affecting any class of Common Stock, the Committee shall make such adjustments in the class and aggregate number of shares that may be delivered under the Plan as described in Article IV hereof, the individual Award maximums under Article V hereof, the class, number, and Exercise Price of outstanding Options, and the class and number of shares subject to any other Awards granted under the Plan, as may be determined to be appropriate by the Committee, and any such adjustment may, in the sole discretion of the Committee, take the form of Awards covering more than one class of Common Stock. Such adjustment shall be conclusive and binding for all purposes of the Plan.

ARTICLE XIII.
MISCELLANEOUS PROVISIONS

(a)   Rights as Shareholder.   Except as otherwise provided herein, a Participant shall have no rights as a holder of Common Stock with respect to Awards hereunder, unless and until interests in, or certificates evidencing, shares of Common Stock are issued to the Participant.

(b)   No Loans.   No loans from the Company or any of its subsidiaries to Participants shall be permitted in connection with the Plan.

(c)   No Assignment or Transfer.   Except as expressly permitted by the Committee, no Award shall be transferred by the recipient otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient an Award, to the extent exercisable, shall be exercisable only by such recipient, by the recipient’s legal representative or by a transferee permitted under the terms of the grant of the Award. Once awarded, the shares of Common Stock (other than Restricted Shares) received by Participants may be freely transferred, assigned, pledged, or otherwise subjected to lien, subject to the restrictions imposed by the Securities Act of 1933, Section 16 of the Securities Exchange Act of 1934, and the Company’s Securities Trading Policy, as such policy may be amended from time to time.

(d)   Withholding Taxes.   The Company shall have the right to deduct from all Awards paid in cash (and any other payment hereunder) any federal, state, local, or foreign taxes required by law to be withheld with respect to such Awards and, with respect to Awards paid in shares of Common Stock or upon the exercise of Options, to require the payment (through withholding from the Participant’s salary or otherwise) of any such taxes. Subject to the approval of the Committee, with respect to any withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Shares, or upon any other taxable event arising as a result of Awards granted hereunder, a Participant may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Common Stock having a Fair Market Value on the date as of which the tax is to be determined equal to the minimum statutory withholding tax that could be imposed on the transaction. All such elections shall be irrevocable and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

(e)   No Rights to Awards.   Neither the Plan nor any action taken hereunder shall be construed as giving any person any right to be retained in the employ or service of the Company or any subsidiary, and the Plan shall not interfere with or limit in any way the right of the Company or any subsidiary to terminate any person’s employment or service at any time. Except as set forth herein, no employee or other person shall have any claim or right to be granted an Award under the Plan. By accepting an Award, the Participant acknowledges and agrees that (i) the Award shall be exclusively governed by the terms and conditions of the Plan, and any award agreement governing such right, including the right reserved by the Company to amend or cancel the Plan at any time without the Company incurring liability to the Participant (except, to the extent that the terms of the Award so provide, for Awards already granted under the Plan), (ii) Awards are not a constituent part of salary and the Participant is not entitled, under the terms and conditions of employment, or by accepting or being granted Awards under the Plan to require Awards to be granted to him or her in the future under the Plan or any other plan, (iii) the value of Awards received under the Plan shall be excluded from the calculation of termination payments or other severance payments, and (iv) the Participant shall seek all necessary approval under, make all required notifications under, and comply with all laws, rules, and regulations applicable to the ownership of Options and shares of Common Stock and the exercise of Options, including currency and exchange laws, rules, and regulations.

(f)   Beneficiary Designation.   To the extent allowed by the Committee, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named on a contingent or successive basis) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Unless the Committee determines otherwise, each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and shall be effective only when filed by the Participant with the Company or its designee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

(g)   Costs and Expenses.   The cost and expenses of administering the Plan shall be borne by the Company and shall not be charged to any Award or to any Participant.

(h)   Fractional Shares.   Fractional shares of Common Stock shall not be issued or transferred under an Award, but the Committee may direct that cash be paid in lieu of fractional shares or may round off fractional shares, in its discretion.

(i)   Funding of Plan.   The Company shall not be required to establish or fund any special or separate account or to make any other segregation of assets to assure the payment of any Award under the Plan.

(j)   Successors.   All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(k)   Gender and Number.   Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, any feminine term used herein shall include the masculine, and the plural shall include the singular and the singular shall include the plural.

(l)   Severability.   If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(m)   Requirements of Law.   The granting of Awards and the issuance of shares of Common Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(n)   Rules of Construction.   Whenever any provision of the Plan refers to any law, rule, or regulation, such provision shall be deemed to refer to the law, rule, or regulation currently in effect and, when and if such law, rule, or regulation is subsequently amended or replaced, to the amended or successor law, rule, or regulation. The term “including” shall be deemed to include the words “including without limitation.”

ARTICLE XIV.
EFFECTIVE DATE, GOVERNING LAW, AMENDMENTS, AND TERMINATION

(a)   Effective Date.   The Plan was approved by the Board on April 4, 2007, subject to the approval of the Company’s shareholders, and shall become effective on the date it is so approved.

(b)   Amendments.   The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards granted prior to the date of such termination or amendment except to the extent that the Committee reasonably determines that such termination or amendment is necessary or appropriate to comply with applicable law (including the provisions of the Code (and the regulations thereunder) pertaining to the deferral of compensation) or the rules and regulations of any stock exchange on which Common Stock is listed or quoted. Notwithstanding the foregoing, unless the Company’s shareholders shall have first approved the amendment, no amendment of the Plan shall be effective if the amendment would (i) increase the maximum number of shares of Common Stock that may be delivered under the Plan or to any one individual, (ii) extend the maximum period during which Awards may be granted under the Plan, (iii) add to the types of awards that may be made under the Plan, (iv) change the Performance

Measures pursuant to which Performance Shares are earned, (v) modify the requirements as to eligibility for participation in the Plan, or (vi) require shareholder approval pursuant to the Plan, applicable law, or the rules of the principal securities exchange on which shares of Common Stock are traded in order to be effective.

(c)   Governing Law.   All questions pertaining to the construction, interpretation, regulation, validity, and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Delaware without giving effect to conflict of laws principles, except to the extent superseded by federal law.

(d)   Termination.   No Awards shall be made under the Plan after the day before the tenth anniversary of the Effective Date.

ANNEX C

EMERGENCY MEDICAL SERVICES CORPORATION

2007 EMPLOYEE STOCK PURCHASE PLAN

1.   Purpose of the Plan.   The purpose of the Plan is to provide employment incentive through a capital accumulation opportunity, link employee and shareholder interests, and provide an opportunity for employees of the Company and its Participating Subsidiaries to purchase Common Stock through payroll deductions. The Company intends that the Purchase Rights granted under the Plan be considered options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

2.   Definitions.

“Board” means the Company’s Board of Directors.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Change-in-Control” means the happening of any of the events that would constitute a “Change in Control” under the Award Agreements evidencing grants made pursuant to the “Emergency Medical Services Corporation 2007 Long-Term Incentive Plan.”

“Committee” means the Compensation Committee of the Board.

“Common Stock” means the Class A Common Shares, $.0.01 par value of the Company.

“Company” means Emergency Medical Services Corporation, a Delaware corporation.

“Compensation” means annual base salary during a Purchase Period and does not include any bonus, severance or overtime payment, disability payment, contributions to an employee benefit plan or other similar payment or contribution.

“Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave, (ii) military leave, (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time, or (iv) in the case of transfers between locations of the Company or between the Company and its Participating Subsidiaries.

“Employee” means any person, including an officer, who is an employee of the Company or one of its Participating Subsidiaries for tax purposes and who is employed at least sixty (60) days prior to the Grant Date of an Offering (or such shorter period as the Company, in its sole discretion, may determine).

“Expiration Date” means the last day of an Offering as designated by the Committee, which, in any event, shall not be more than twenty-seven (27) months after the Grant Date.

“Fair Market Value” shall mean on any date, with respect to a share of Common Stock, the closing price of a share of Common Stock as reported by the Consolidated Tape of New York Stock Exchange Listed Shares on such date, or, if no shares were traded on such Exchange on such date, on the next date on which the Common Stock is traded.

“Grant Date” means the first business day of each Purchase Period of the Plan.

“Offering” means the grant of Purchase Rights under the Plan.

“Participating Subsidiary” means the Subsidiaries that have been designated by the Committee or the Board from time to time in its sole discretion as eligible to participate in one or more Offerings under the Plan; provided, however, that the Committee shall only have the discretion to designate Subsidiaries if the grant of Purchase Rights to such Subsidiary Employees pursuant to the Plan would not cause the Company to incur material adverse accounting charges.

“Plan” means the Emergency Medical Services Corporation 2007 Employee Stock Purchase Plan, a plan intended to qualify under Section 423 of the Code.

“Purchase Period” means the period of an Offering beginning on the Grant Date and ending on the Expiration Date.

“Purchase Rights” means rights to purchase shares of Common Stock under the Plan on the terms or conditions set forth herein and as determined by the Committee as provided hereunder.

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with (and including) the Company in which each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or as otherwise defined in Section 424(f) of the Code.

3.   Administration of the Plan.

(a)    The Committee shall administer the Plan unless and until the Board delegates administration to another committee, as provided in Section 3(c), provided, however, that, even though the Board has delegated administration to the Committee, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b)   The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)    To determine when and how Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical).

(ii)   To designate from time to time which Subsidiaries of the Company shall be Participating Subsidiaries.

(iii)  To construe and interpret the Plan and Purchase Rights granted under the Plan, and to establish, amend and revoke rules and regulations for the administration of the Plan. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv)  Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and the Participating Subsidiaries and to carry out the intent that the Plan be treated as an employee stock purchase plan for purposes of Section 423 of the Code.

(v)    The Committee may adopt any sub-plans applicable to residents of any specified foreign jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any applicable tax or other laws in such jurisdiction or to otherwise facilitate the administration of the Plan.

(c)    The Board may delegate administration of the Plan to a Committee of the Board other than the Compensation Committee composed of at least three members of the Board who are independent outside members of the Board unless otherwise permitted by the rules of the New York Stock Exchange or any other principal securities exchange on which the Common Stock is then listed. The members of the Committee, in the judgment of the Board, shall constitute (a) non-employee directors, as defined in Rule 16b-3 of the Securities and Exchange Act of 1934 and any rules and regulations of the principal stock exchange on which Common Stock is listed or quoted and (b) outside directors as defined under Section 162(m) of the Code.

4.   Participation in the Plan.   The individuals who shall be eligible to receive grants of Purchase Rights under an Offering shall be all Employees of the Company or of any Participating Subsidiary who are so employed by the Company or Participating Subsidiary on the Grant Date of such Offering; provided, however, that no individual shall be eligible to effect a purchase under an Offering if immediately thereafter and after giving effect thereto, the aggregate value or voting power of all shares of stock of the Company and any Subsidiary then owned by such individual, either directly or indirectly, within the meaning of the applicable sections of the Code and including all shares of stock with respect to which such individual holds options, would equal or exceed in the aggregate five percent (5%) of the total value or combined voting power of all classes of stock of the Company or any Subsidiary. Notwithstanding the foregoing, unless otherwise provided by the Committee, an Employee shall not be eligible to be granted Purchase Rights in an Offering unless, on the Offering Date, (i) such Employee has been in the employ of the Company or a Subsidiary for such continuous period preceding such Offering Date as the Committee may require, but in no event shall such required period be greater than two years, or (ii) such Employee’s customary employment with the Company or a Subsidiary is more than twenty (20) hours per week and more than five months per calendar year.

5.   Stock.

(a)    The stock subject to an Offering shall be authorized but unissued shares of Common Stock, or shares that have been bought on the open market at prevailing market prices or otherwise. Subject to adjustment in accordance with the provisions of paragraph 11(f) hereof, the total number of shares of Common Stock which may be the subject of Offerings under the Plan shall not exceed in the aggregate 500,000 shares.

(b)   In the event that any shares of Common Stock, which are the subject of an Offering, are not purchased, such unpurchased shares of Common Stock may again be available for subsequent Offerings.

6.   Number of Shares That an Employee May Purchase.

(a)    An eligible Employee may elect to purchase through payroll deductions under an Offering a number of whole shares of Common Stock determined by the Committee from time to time.

(b)   The number of whole shares of Common Stock that a participating Employee may purchase on the Expiration Date shall be determined by dividing such Employee’s contributions accumulated prior to such Expiration Date and retained in such Employee’s account as of the Expiration Date by the applicable purchase price; provided, however, that such purchase shall be subject to the limitations set forth in this Section 6.

(c)    Notwithstanding the foregoing provisions of the Plan, no eligible Employee may elect to purchase under Offerings in any single calendar year a number of whole shares of Common Stock which, together with all other shares in the Company and Subsidiaries which the Employee may be entitled to purchase in such year pursuant to an Offering and under any other employee stock purchase plan, as defined in Section 423 of the Code, has an aggregate fair market value (measured in each case as of the Grant Date) in excess of $25,000.

7.   Participation.

(a)    An eligible Employee may become a participant in the Plan by completing a subscription agreement and any other required documents provided by the Company and submitting them in the form and manner designated by the Company.

(b)   Unless otherwise determined by the Company, payroll deductions in respect of an Offering shall commence on the first full payroll period beginning on or after the Grant Date of such Offering and shall end on the last payroll period ending prior to the Expiration Date of such Offering, unless sooner terminated by the participating Employee as provided in Section 10.

8.   Method of Payment of Contributions.

(a)    A participating Employee shall elect to have payroll deductions made on each payday during the Offering in whole percentages from one percent (1%) to, and not exceeding, fifteen percent (15%), or such lower amount specified by the Committee for such Offering, of such participating Employee’s Compensation during the Offering. All payroll deductions made by a participating Employee shall be credited to his or her account under the Plan. A participating Employee may not make any additional payments into such account.

(b)   A participating Employee may discontinue his or her participation in the Plan as provided in Section 10.

(c)    Notwithstanding the foregoing, to the extent necessary to comply with the limitations set forth in Section 423(b)(8) of the Code and Section 6 hereof, the Company may cause a participant’s payroll deductions to be decreased in respect of an Offering year to zero percent (0%).

9.   Exercise of Purchase Rights.   Unless a participating Employee withdraws from the Plan as provided in Section 10, his or her right to purchase whole shares in any Offering will be exercised automatically on each Expiration Date of an Offering, and the maximum number of whole shares subject to the Purchase Right will be purchased at the applicable purchase price with the accumulated contributions in his or her account.

10.   Voluntary Withdrawals; Termination of Employment.

(a)    Prior to each Offering, the Committee shall determine, in its sole discretion, whether and when a participating Employee may withdraw all but not less than all the contributions credited to his or her account under the Plan prior to the Expiration Date of an Offering by notifying the Company in the form and manner designated by the Company. To the extent that such a withdrawal is permitted, all of the withdrawing participating Employee’s contributions credited to his or her account will be paid to him or her without interest not later than sixty (60) days after receipt of his or her notice of withdrawal and his or her Purchase Right for the then current Offering will be automatically terminated, and no further contributions for the purchase of Common Stock will be permitted or made during the Offering.

(b)   Upon termination of the participating Employee’s Continuous Status as an Employee prior to the Expiration Date of an Offering for any reason, whether voluntary or involuntary, including retirement or death, the contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the Employee’s estate, and his or her Purchase Right will be automatically terminated.

(c)    A participating Employee’s withdrawal from an Offering will not have any effect upon his or her eligibility to participate in a succeeding Offering or in any similar plan that may hereafter be adopted by the Company.

11.   Terms and Conditions of Offerings.

(a)    General:

The Offerings shall be in such form as the Committee shall from time to time approve, and shall contain such terms and conditions as the Committee shall prescribe not inconsistent with the Plan.

(b)   Maximum Number of Shares:

The Committee shall specify a maximum number of shares of Common Stock that may be purchased by any participating Employee during an Offering, and in connection with each Offering made may specify a maximum aggregate number of shares of Common Stock that may be purchased by all participating Employees pursuant to such Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Committee action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.

(c)    Purchase Price:

The purchase price per share will be established by the Committee for each offering but in no event will the purchase price per share be less than eighty-five percent (85%) of the lower of the Fair Market Value of a share of Common Stock on the Grant Date and the Expiration Date.

(d)   Term of Offerings:

Each Offering shall commence on the Grant Date and terminate, subject to earlier termination by the Committee, on the Expiration Date.

(e)    Employee’s Purchase Directions:

Each Offering shall provide that the participating Employee at the conclusion of the Purchase Period may purchase all of the whole shares purchasable in such Offering with the contributions credited to such Employee’s account unless such Employee shall, in the manner provided for in the Offering, notify the Company as set forth in Section 10 that the Employee does not desire to purchase any of such shares.

(f)    Change-in-Control:

In the event of a Change-in-Control, then:  (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Change-in-Control) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then the Committee, in its sole discretion may (i) close the Offering Period early and permit the Participants’ accumulated payroll deductions to be used to purchase shares of Common Stock immediately prior to the Change-in-Control under the ongoing Offering, and the Participants’ Purchase Rights under the ongoing Offering shall terminate immediately after such purchase; or (ii) terminate such Offering and refund the Participants’ accumulated payroll deductions.

(g)    Adjustments:

In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar event affects the Common Stock such that an adjustment is required in order to preserve or prevent an enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (1) the number and kind of shares which thereafter may be made the subject of

Offerings under the Plan, (2) the number and kind of shares subject to outstanding Offerings and (3) the purchase price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a person who has outstanding Purchase Rights provided, however, that the number of shares subject to any such Purchase Rights shall always be a whole number.

(h)   Assignability:

No rights hereunder shall be assignable or transferable.

(i)    Employee’s Agreement:

If, at the time of the purchase of shares which are covered by Purchase Rights under an Offering, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Employee purchasing such shares shall agree that such Employee will purchase such shares for investment and not with any present intention to resell the same, the Employee will, upon the request of the Company, execute and deliver to the Company an agreement to such effect. The Company may also require that a legend setting forth such investment intention be stamped or otherwise written on the certificates for shares purchased pursuant to the Plan.

(j)     Rights as a Shareholder:

An Employee who has been granted Purchase Rights hereunder shall have no rights as a shareholder with respect to shares covered by such Purchase Rights until the date of the issuance of the shares to the Employee. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance. For purposes of the Plan, the Company, in lieu of the issuance of certificates, may utilize a book entry account system for recording ownership of shares of Common Stock, subject to the rules generally applicable to such system.

(k)   Interest:

No interest shall accrue on payroll deductions made under or pursuant to the Plan or any Offering hereunder.

12.   Term of Plan.   No grant of Purchase Rights shall be made before the approval of the Plan by the Company’s shareholders, or after the earliest of (a) the day before the tenth anniversary of such approval, (b) all Common Stock subject to the Plan has been issued, or (c) the Board terminates the Plan pursuant to Section 13.

13.   Amendments and Termination Plan.   The Plan is wholly discretionary in nature. As such, the Board may, in its sole discretion, from time to time alter, amend, suspend, or terminate the Plan or alter or amend any and all Purchase Rights or terminate any Offering; provided, however, that no such action of the Board may, without the approval of the shareholders, make any amendment for which shareholder approval is necessary to comply with any tax or regulatory requirement with which the Committee has determined it is necessary or advisable to have the Company comply. Subject to the limitations in this Section 13 relating to shareholder approval, the Committee may, in its sole discretion, make such amendment or modification to the Plan or any Purchase Rights granted hereunder as is necessary or desirable to comply with, or effectuate administration of, the Plan under the laws, rules or regulations of any foreign jurisdiction, the laws of which may be applicable to the Plan or its participants hereunder.

14.   Application of Funds.   The proceeds received by the Company from the sale of the Common Stock pursuant to an Offering will be used for general corporate purposes.

15.   Governing Law.   The Plan and all Offerings shall be construed in accordance with and governed by the laws of the state of Delaware, without regard to the choice of law rules thereunder.

16.   Additional Restrictions of Rule 16b-3.   The terms and conditions of Purchase Rights granted hereunder to, and the purchase of shares of Common Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 thereunder. The Plan shall be deemed to contain, and such Purchase Rights shall contain, and the shares of Common Stock issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by such Rule 16b-3 to qualify for the maximum exemption from such Section 16 with respect to Plan transactions.

EMERGENCY MEDICAL SERVICES CORPORATION

6200 S. Syracuse Way, Suite 200

Greenwood Village, CO 80111

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of EMERGENCY MEDICAL SERVICES CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 16, 2007, and hereby appoints each of Randel G. Owen and Todd G. Zimmerman, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Stockholders of EMERGENCY MEDICAL SERVICES CORPORATION to be held on May 15, 2007 at 10:00 a.m., Mountain Daylight Time at The Inverness Hotel, Englewood, Colorado, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on this proxy card. These proxies are authorized to vote in their discretion upon such other business as may properly come before the 2007 Annual Meeting of Stockholders or any adjournment or postponement thereof.

ANNUAL MEETING OF STOCKHOLDERS OF

EMERGENCY MEDICAL SERVICES CORPORATION

May 15, 2007

10:00 a.m. (Mountain Daylight Time)

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

 Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 and 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.                  Election of Directors:

NOMINEES:

☐	FOR ALL NOMINEES	O	Steven B. Epstein
		O	Paul B. Iannini, M.D.
☐	WITHHOLD AUTHORITY	O	James T. Kelly
FOR ALL NOMINEES

☐	FOR ALL EXCEPT

(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here •

		FOR	AGAINST	ABSTAIN

2.	Approval of the Non-Employee Director Compensation Program	☐	☐	☐

3.	Approval of the Long-Term Incentive Plan	☐	☐	☐

4.	Approval of the 2007 Employee Stock Purchase Plan	☐	☐	☐

5.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2007.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:                   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.